Exhibit 10.1

RESCISSION AND EXCHANGE AGREEMENT

This RESCISSION AND EXCHANGE AGREEMENT, dated as of December 23, 2015 (the “Agreement”), is by and among Patriot National, Inc., a Delaware corporation with offices located at 401 East Las Olas Boulevard, Suite 1650, Fort Lauderdale, Florida 33301 (the “Company”), Steven M. Mariano (the “Selling Stockholder”) and CVI Investments, Inc. (the “Buyer”).

RECITALS

A. The Company and the Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B. Pursuant to the Securities Purchase Agreement dated as of December 13, 2015 (as amended, the “Securities Purchase Agreement”) by and among the Company, the Buyer, Hudson Bay Master Fund Ltd (“Hudson”), Alto Opportunity Master Fund, SPC (“Alto”) and the Selling Stockholder, the Company issued and sold to the Buyer (i) 250,000 shares of Common Stock of the Company (the “Company Common Shares”), par value $0.001 per share (the “Common Stock”), (ii) a warrant (the “Series A Warrants”) (as exercised, collectively, the “Series A Warrant Shares”) and (iii) a warrant (the “Series B Warrants”, and together with the Series A Warrants, the “Warrants”) (as exercised, collectively, the “Series B Warrant Shares,” and together with the Series A Warrant Shares, the “Warrant Shares”).

C. Pursuant to the Securities Purchase Agreement, the Company and the Buyer executed a Registration Rights Agreement dated as of December 16, 2015 (the “Registration Rights Agreement”), pursuant to which the Company agreed to provide certain registration rights with respect to certain securities, under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

D. The Company and the Buyer wish to (x) rescind, upon the terms and conditions stated in this Agreement, the purchase and sale of the Company Common Shares under the Securities Purchase Agreement and (y) exchange (i) each Series A Warrant for a new warrant to initially acquire that aggregate number of additional shares of Common Stock set forth opposite the Buyer’s name in column (4) on the Schedule, substantially in the form attached hereto as Exhibit A-1 (the “New Series A Warrants”) (as exercised, collectively, the “New Series A Warrant Shares”) and (ii) each Series B Warrant for a new warrant to initially acquire that aggregate number of additional shares of Common Stock set forth opposite the Buyer’s name in column (5) on the Schedule, substantially in the form attached hereto as Exhibit A-2 (the “New Series B Warrants” and, together with the New Series A Warrants, the “New Warrants”) (as exercised, collectively, the “New Series B Warrant Shares” and, together with the New Series A Warrant Shares, the “New Warrant Shares”).

E. The New Warrants and the New Warrant Shares are collectively referred to herein as the “Securities.”

F. The Company is negotiating, and intends to implement, the rescission of the sale of the Company Common Shares and the exchange contemplated hereby with each of Hudson and Alto (the “Other Buyers”) by entering into agreements (the “Other Agreements”) in the same form as this Agreement in all material respects.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. RESCISSION OF PURCHASE AND SALE OF COMPANY COMMON SHARES AND EXCHANGE OF WARRANTS.

(a) Rescission of Purchase and Sale of Company Common Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company and the Buyer shall rescind the Buyer’s purchase of Company Common Shares pursuant to the Securities Purchase Agreement, and the Buyer shall transfer to the Company, and the Company agrees to accept from the Buyer on the Closing Date (as defined below) the Company Common Shares, and the Company agrees to return to the Buyer on the Closing Date the purchase price, which shall be the amount set forth opposite the Buyer’s name in column (6) on the Schedule (the “Purchase Price”).

(b) Exchange of Warrants for New Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, on the Closing Date:

(i) The Buyer will transfer and deliver to the Company, and the Company will accept, the Warrants;

(ii) The Company shall issue, transfer and deliver to the Buyer, and the Buyer will accept (i) New Series A Warrants to initially acquire up to that aggregate number of New Series A Warrant Shares as is set forth opposite the Buyer’s name in column (4) on the Schedule and (ii) New Series B Warrants to initially acquire up to such aggregate number of New Series B Warrant Shares as is set forth opposite the Buyer’s name in column (5) on the Schedule.

(c) Closing. The closing (the “Closing”) of the rescission of the purchase and sale of the Company Common Shares and the exchange of the Warrants for the New Warrants by the Company and the Buyer shall occur at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the date on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and the Buyer). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(d) Form of Payment. On the Closing Date, (i) the Company shall pay to the Buyer the Purchase Price set forth across from the Buyer’s name in column (6) of the Schedule for the

Company Common Shares transferred by the Buyer at the Closing by wire transfer of immediately available funds in accordance with the Flow of Funds Letter (as defined below), (ii) the Buyer shall deliver to the Company (A) a stock certificate of the Company (or a lost certificate affidavit in form and substance satisfactory to the Company) for the Company Common Shares being transferred to the Company hereunder, (B) the Series A Warrant and (C) the Series B Warrant and (iii) the Company shall deliver to the Buyer (A) a New Series A Warrant pursuant to which the Buyer shall have the right to initially acquire up to that aggregate number of New Series A Warrant Shares as is set forth opposite the Buyer’s name in column (4) on the Schedule and (B) a New Series B Warrant pursuant to which the Buyer shall have the right to initially acquire up to such aggregate number of New Series B Warrant Shares as is set forth opposite the Buyer’s name in column (5) on the Schedule, in each case, duly executed on behalf of the Company and registered in the name of the Buyer or its designee.

2. AMENDMENTS.

(a) The Securities Purchase Agreement is hereby amended as follows:

(i) All references in the Securities Purchase Agreement to “Series A Warrants” shall now refer to “New Series A Warrants.”

(ii) All references in the Securities Purchase Agreement to “Series B Warrants” shall now refer to “New Series B Warrants.”

(iii) All references in the Securities Purchase Agreement to “Series A Warrant Shares” shall now refer to “New Series A Warrant Shares.”

(iv) All references in the Securities Purchase Agreement to “Series B Warrant Shares” shall now refer to “New Series B Warrant Shares.”

(v) All references in the Securities Purchase Agreement to “Warrants” shall now refer to “New Warrants.”

(vi) All references in the Securities Purchase Agreement to “Warrant Shares” shall now refer to “New Warrant Shares.”

(vii) All references in the Securities Purchase Agreement to the “this Agreement,” “hereto,” “hereof,” “hereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Agreement.

(viii) The defined term “Transaction Documents” shall be amended to include this Agreement and the Other Agreements.

(ix) The fourth sentence of Section 2(e) of the Securities Purchase Agreement is hereby amended and replaced by the following:

“The Buyer has, in connection with the Buyer’s decision to purchase Securities, not relied upon any representations or other information (whether oral or written)

other than as set forth in the representations and warranties of the Company and the Selling Stockholder contained herein and the information disclosed in the SEC Documents, and the Buyer has, with respect to all matters relating to this Agreement and the offer and sale of the Securities, relied solely upon the advice of such Buyer’s own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) and has not relied upon or consulted the Placement Agent, any counsel to the Placement Agent or counsel to the Company.”

(x) Section 3(a)(xxxi) of the Securities Purchase Agreement is hereby amended and replaced by the following:

“Related Party Transactions. All transactions that have occurred between or among the Company or any of its Subsidiaries, on the one hand, and any of their respective officers or directors, or any affiliate or affiliates of any such officer or director, on the other hand, prior to the date hereof have been disclosed in the SEC Documents; provided that on the date hereof, the Selling Stockholder has executed an amended and restated agreement with the Company relating to the transfer to the Company of a number of shares of Common Stock equal to 100% of the Warrant Shares.”

(b) The Registration Rights Agreement is hereby amended as follows:

(i) All references in the Registration Rights Agreement to “Series A Warrants” shall now refer to “New Series A Warrants.”

(ii) All references in the Registration Rights Agreement to “Series B Warrants” shall now refer to “New Series B Warrants.”

(iii) All references in the Registration Rights Agreement to “Series A Warrant Shares” shall now refer to “New Series A Warrant Shares.”

(iv) All references in the Registration Rights Agreement to “Series B Warrant Shares” shall now refer to “New Series B Warrant Shares.”

(v) All references in the Registration Rights Agreement to “Warrants” shall now refer to “New Warrants.”

(vi) All references in the Registration Rights Agreement to “Warrant Shares” shall now refer to “New Warrant Shares.”

(vii) All references in the Registration Rights Agreement to the “this Agreement,” “hereto,” “hereof,” “hereunder” or words of like import referring to the Registration Rights Agreement shall mean the Registration Rights Agreement as amended by this Agreement.

(viii) The defined term “Filing Deadline” in the Registration Rights Agreement is hereby amended and replaced by the following:

““Filing Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), January 15, 2016, and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.”

(ix) The defined term “Effectiveness Deadline” in the Registration Rights Agreement is hereby amended and replaced by the following:

““Effectiveness Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), February 8, 2016 and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the earlier of the (A) 60th calendar day following the date on which the Company was required to file such additional Registration Statement and (B) 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.”

(x) The first sentence of Section 2(e) of the Registration Rights Agreement is hereby amended and replaced by the following:

“If (i) a Registration Statement covering the resale of all of the Registrable Securities required to be covered thereby (disregarding any reduction pursuant to Section 2(f)) and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline for such Registration Statement (a “Filing Failure”) or (B) not declared effective by the SEC on or before the Effectiveness Deadline for such Registration Statement (an “Effectiveness Failure”) (it being understood that if on the Business Day immediately following the Effective Date for such Registration Statement the Company shall not have filed a “final” prospectus for such Registration Statement with the SEC under Rule 424(b) in accordance with Section 3(b) (whether or not such a prospectus is technically required by such rule), the Company shall be deemed to not have satisfied this clause (i)(B) and such event shall be deemed to be an Effectiveness Failure), (ii) other than during an Allowable Grace Period (as defined below), on any day after the Effective Date of a Registration Statement sales of all of the Registrable Securities required to be included on such Registration Statement (disregarding any reduction pursuant to Section 2(f)) cannot be made pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of (or a failure to timely list) the shares of Common Stock on the Principal Market (as defined in the Securities Purchase Agreement), or a failure to register a sufficient number of shares of Common Stock or by reason of a stop order) or the prospectus contained therein is not available for use for any reason (a “Maintenance Failure”), or

(iii) if a Registration Statement is not effective for any reason or the prospectus contained therein is not available for use for any reason, and either (x) the Company fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (y) the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Current Public Information Failure”) as a result of which any of the Investors are unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions), then, as partial relief for the damages to any holder by reason of any such delay in, or reduction of, its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1%) of the Stockholder Purchase Price (as such term is defined in the Securities Purchase Agreement): (1) on the date of such Filing Failure, Effectiveness Failure, Maintenance Failure or Current Public Information Failure, as applicable, and (2) on every thirty (30) day anniversary of (I) a Filing Failure until such Filing Failure is cured; (II) an Effectiveness Failure until such Effectiveness Failure is cured; (III) a Maintenance Failure until such Maintenance Failure is cured; and (IV) a Current Public Information Failure until the earlier of (i) the date such Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro rated for periods totaling less than thirty (30) days).”

3. BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to the Company that, as of the date hereof and as of the Closing Date:

(a) Valid Title to Company Common Shares. The Buyer now is and, at the time of delivery of the Company Common Shares to be transferred by the Buyer pursuant to this Agreement will be, the sole lawful record and beneficial owner of such Company Common Shares and, at the time of delivery of such Company Common Shares, will have good and valid title to such Company Common Shares, and upon delivery of and payment for such Company Common Shares, the Company will acquire good and valid title to such Company Common Shares free and clear of any taxes, liens, encumbrances and charges created by the Buyer.

(b) All other representations and warranties of the Buyer included in the Securities Purchase Agreement are true and correct in all material respects as of the date when made and as of the date hereof as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Buyer has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Securities Purchase Agreement to be performed, satisfied or complied with by the Buyer at or prior to the date hereof. The Buyer acknowledges that the Placement Agent (as defined in the Securities Purchase Agreement) is entitled to rely on the Buyer’s representations in the Securities Purchase Agreement.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDER.

(a) The Company represents and warrants to the Buyer that, as of the date hereof and as of the Closing Date:

(i) All other representations and warranties of the Company included in this Agreement and the Securities Purchase Agreement (as amended hereby) are true and correct in all material respects as of the date when made and as of the date hereof as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Company has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the Securities Purchase Agreement (as amended hereby) to be performed, satisfied or complied with by the Company at or prior to the date hereof.

(b) The Selling Stockholder represents and warrants to the Buyer that, as of the date hereof and as of the Closing Date:

(i) All other representations and warranties of the Selling Stockholder included in the Securities Purchase Agreement (as amended hereby) are true and correct in all material respects as of the date when made and as of the date hereof as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Selling Stockholder has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the Securities Purchase Agreement (as amended hereby) to be performed, satisfied or complied with by the Selling Stockholder at or prior to the date hereof.

5. COVENANTS

(a) Shareholder Approval. In the event that, as a result of an increase in the number of New Warrant Shares that may be purchased upon exercise of the New Warrants to the Adjusted Share Amount (as defined in the New Warrants), such number of New Warrant Shares would exceed the Exchange Cap (as defined in the New Warrants), then the Company shall use its best efforts to obtain the approval of its stockholders (the “Stockholder Approval,” and any resolutions of its stockholders with respect thereto, the “Stockholder Resolutions”) as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of the Exchange Cap.

(b) Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of (i) the New Series A Warrants (and upon exercise of the New Series A Warrants (if acquired using a Cashless Exercise (as defined in the New Series A Warrant), the New Series A Warrant Shares) may be tacked onto the holding period of the Series A Warrants and (ii) the New Series B Warrants (and upon exercise of the New Series B Warrants (if acquired using a Cashless Exercise (as defined in the New Series B Warrant), the New Series B Warrant Shares) may be tacked onto the holding period of the Series B Warrants, and the Company agrees not to take a position contrary to this Section 5(b).

(c) Disclosure of Transaction. The Company shall, on or before 8:30 a.m., New York City Time, on or prior to the fourth business day after the date of this Agreement, file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching the form of this Agreement, the form of Voting Agreement (as defined below), the form of New Series A Warrant and the form of New Series B Warrant as exhibits to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Buyer by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyer or any of their affiliates, on the other hand, shall terminate.

(d) No Modification or Waiver of Voting Agreement. So long as any New Series A Warrants or New Series B Warrants remain outstanding, the Company shall not amend, modify, waive or otherwise release the Selling Stockholder from any term or condition of the Voting Agreement (as defined below).

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO RESCIND AND EXCHANGE.

(a) The obligation of the Company hereunder to rescind the purchase and sale of the Company Common Shares, to pay the Purchase Price to the Buyer and to issue the New Warrants in exchange for the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

(i) The Buyer shall have duly executed and delivered this Agreement and the Buyer shall have duly delivered to the Company (x) the Company Common Shares, (y) the Series A Warrants and (z) the Series B Warrants.

(ii) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

(iii) The Company shall have received a letter from the Buyer on the letterhead of the Buyer, duly executed by an authorized officer of the Buyer, setting forth the wire amounts for the Buyer and the wire transfer instructions of the Buyer (the “Flow of Funds Letter”).

(iv) The Company shall have received from the Required Lenders (as defined therein) under the Credit Agreement dated as of January 22, 2015, (the “Credit Agreement”) among the Company, the lenders party thereto and BMO Harris Bank N.A., as administrative agent, a waiver or amendment in respect of the transactions contemplated by the Securities Purchase Agreement and this Agreement.

(v) The Other Buyers shall have each entered into an agreement with the Company and the Selling Stockholder on substantially similar terms and with substantially similar provisions as this Agreement.

7. CONDITIONS TO THE BUYER’S OBLIGATION TO RESCIND AND EXCHANGE.

(a) The obligation of the Buyer hereunder to transfer the Company Common Shares to the Company and to exchange the Warrants for the New Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company shall have delivered to the Buyer the Purchase Price set forth across from the Buyer’s name in column (6) of the Schedule for the Company Common Shares being transferred by the Buyer at the Closing by wire transfer of immediately available funds in accordance with the Flow of Funds Letter.

(ii) The Company shall have duly executed and delivered this Agreement to the Buyer and the Company shall have duly executed and delivered to the Buyer (y) New Series A Warrants (initially for such aggregate number of New Series A Warrant Shares as is set forth across from the Buyer’s name in column (4) of the Schedule) and (z) New Series B Warrants (initially for such aggregate number of New Series B Warrant Shares as is set forth across from the Buyer’s name in column (5) of the Schedule).

(iii) Each and every representation and warranty of the Company set forth herein and in the Securities Purchase Agreement (as amended hereby) shall be true and correct as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company herein and in the Securities Purchase Agreement (as amended hereby) at or prior to the Closing Date.

(iv) The Selling Stockholder and the Company shall have executed and delivered to the Buyer a voting agreement, in the form attached hereto as Exhibit B (the “Voting Agreement”).

(v) The Other Buyers shall have each entered into an agreement with the Company and the Selling Stockholder on identical terms and with identical provisions as this Agreement.

8. MISCELLANEOUS.

(a) Operative Date. This Agreement shall not become effective, and the provisions hereof shall not become operative, until the Other Buyers shall have each entered into an agreement with the Company and the Selling Stockholder on substantially similar terms and with substantially similar provisions as this Agreement (the “Operative Date”). If the Operative Date does not occur for any reason, this Agreement shall not become operative and shall have no force or effect.

(b) Fees. The Company shall reimburse the Buyer for a non-accountable expense allowance of $5,000 for expenses incurred by it or its affiliates in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by this Agreement (including, without limitation, as applicable, all reasonable legal fees of outside counsel and disbursements of Kelley Drye & Warren LLP, counsel to the Buyer, any other reasonable fees and expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by this Agreement and due diligence and regulatory filings in connection therewith).

(c) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,”

“includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(e) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f) Entire Agreement; Amendments. This Agreement shall supersede all other prior oral or written agreements among the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein and therein, and this Agreement, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and any amendment to this Agreement made in conformity with the provisions of this Section 8(e) shall be binding on the Buyer and the Company. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No consideration shall be offered or paid to any Other Buyer to amend or consent to a waiver or modification of any provision of any of the Other Agreements unless the same consideration also is offered to the Buyer

(g) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail; or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Patriot National, Inc.

401 East Las Olas Boulevard, Suite 1650

Fort Lauderdale, Florida 33301

Facsimile: 954-333-5326

Attention: Christopher A. Pesch, Executive Vice President and

General Counsel

E-Mail: cpesch@patnat.com

With a copy (for informational purposes only) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue New

York, New York 10017

Attn: Gary Horowitz

          Lesley Peng

Facsimile: 212-455-2502

Email: ghorowitz@stblaw.com

            lpeng@stblaw.com

If to the Stockholder:

______________________

______________________

______________________

Telephone: (      ) ___-____

Facsimile: (      ) ___-____

Attention: _____________

E-Mail:

If to the Buyer, to its address, e-mail address and facsimile number set forth on the Schedule, with copies to the Buyer’s representatives as set forth on the Schedule,

with a copy (for informational purposes only) to:

Kelley Drye & Warren LLP

101 Park Avenue

New York, NY 10178

Telephone: (212) 808-7540

Facsimile: (212) 808-7897

Attention: Michael A. Adelstein, Esq.

E-mail: madelstein@kelleydrye.com

or to such other address, e-mail address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change, provided that Kelley Drye & Warren LLP shall only be provided copies of notices sent to the lead Buyer. Written confirmation of receipt

(A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and, with respect to each facsimile transmission, an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the New Warrants.

(i) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(j) Survival. The representations, warranties, agreements and covenants shall survive the Closing. The Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby (each a “Settlement Document”), is or will be more favorable to such Person than those of the Buyer and this Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Buyer immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Buyer or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Buyer shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Buyer may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Buyer as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Buyer. The provisions of this Section 8(l) shall apply similarly and equally to each Settlement Document.

(m) Independent Nature of Buyer’s Obligations and Rights. The obligations of the Buyer under this Agreement are several and not joint with the obligations of any Other Buyer, and the Buyer shall not be responsible in any way for the performance of the obligations of any Other Buyer under any Other Agreement. Nothing contained herein or in any Other Agreement, and no action taken by the Buyer pursuant hereto, shall be deemed to constitute the Buyer and Other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyer and Other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Buyer and the Other Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement. The Company and the Buyer confirm that the Buyer has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Buyer to be joined as an additional party in any proceeding for such purpose.

[signature pages follow]

IN WITNESS WHEREOF, the Buyer, the Selling Stockholder and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

PATRIOT NATIONAL, INC.

By:	/s/ Christopher A. Pesch
Name:	Christopher A. Pesch
Title:	Executive Vice President, General Counsel, Chief Legal Officer and Secretary

[Signature Page to the Rescission and Exchange Agreement]

IN WITNESS WHEREOF, the Buyer, the Selling Stockholder and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

SELLING STOCKHOLDER:

STEVEN M. MARIANO

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	Selling Stockholder

[Signature Page to the Rescission and Exchange Agreement]

IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

CVI INVESTMENTS, INC.

By:	/s/ Michael L. Spolan
Name:	Michael L. Spolan
Title:	General Counsel

[Signature Page to the Rescission and Exchange Agreement]

SCHEDULE

(1)	(2)	(3)	(4)	(5)	(6)	(7)
Buyer	Address and Facsimile Number	Aggregate Number of Company Common Shares	Aggregate Number of New Series A Warrant Shares	Aggregate Number of New Series B Warrant Shares	Purchase Price	Legal Representative’s Address and Facsimile Number
CVI Investments, Inc.	c/o Heights Capital Management 101 California Street, Suite 3250 San Francisco, CA 94111 Attention: Martin Kobinger, Investment Manager Facsimile: 415-403-6525 Telephone: 415-403-6500 E-Mail: sam.winer@sig.com Residence: Cayman Islands	250,000	1,462,500	450,000	$9,000,000	Kelley Drye & Warren LLP 101 Park Avenue New York, NY 10178 Telephone: (212) 808-7540 Facsimile: (212)808-7897 Attention: Michael A. Adelstein, Esq.

EXHIBIT [A-1][A-2]

[FORM OF SERIES [A][B] WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 1(a) OF THIS WARRANT.

PATRIOT NATIONAL, INC.

SERIES [A][B] WARRANT TO PURCHASE COMMON STOCK

Warrant No.:

Date of Issuance: December 13, 2015 (“Issuance Date”)

Exchange Date: December [    ], 2015 (the :Exchange Date”)

Patriot National, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [BUYER], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after [INSERT IN SERIES A WARRANTS ONLY: July 1, 2016][INSERT IN SERIES B WARRANT: the Issuance Date] (the “Initial Exercise Date”), but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), _________________ (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”, and such number of Warrant Shares, the “Warrant Number”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 17. This Warrant is one of the Warrants to Purchase Common Stock (the “SPA Warrants”) exchanged pursuant to Rule 4(a)(2) of the 1933 Act (without the payment by the Exchange Holder (as defined below) of any consideration) and in accordance with pursuant to Section 1(b)(ii) of the Rescission and

Exchange Agreement, dated as of the Exchange Date, by and between the Company, a stockholder of the Company and [BUYER] (the “Exchange Holder”), as amended from time to time (the “Exchange Agreement”), in exchange for the Warrants to Purchase Common Stock issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of December 13, 2015 (the “Subscription Date”), by and among the Company, a stockholder of the Company and the investors (the “Buyers”) referred to therein, as amended from time to time (the “Securities Purchase Agreement”).

For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the Subscription Date, it is intended that this Warrant shall be deemed to have been acquired by the Holder, and the holding period for the Warrant shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement.

[INSERT IN SERIES B WARRANT ONLY: The Aggregate Exercise Price (as defined below) of this Warrant, except for a nominal exercise price of $0.01 (as adjusted for stock splits, stock dividends, recapitalizations or similar events) (the “Nominal Remaining Exercise Price”) per Warrant Share, was pre-funded to the Company on or prior to the initial Issuance Date and, consequently, no additional consideration (other than the Nominal Remaining Exercise Price per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid Aggregate Exercise Price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Expiration Date.]

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the Initial Exercise Date (an “Exercise Date”), in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Trading Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised (the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds if the Holder did not notify the Company in such Exercise Notice that such exercise was made pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Warrant Shares in accordance with the terms hereof. On or before the first (1st) Trading Day following the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Company’s transfer agent (the

“Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms herein. On or before the third (3rd) Trading Day following the date on which the Company has received such Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Warrant Shares initiated on the applicable Exercise Date), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and the Warrant Shares are eligible to be resold pursuant to an effective registration statement or, if a Cashless Exercise, the Warrant Shares are eligible to be resold by the Holder pursuant to Rule 144 (such Warrant Shares, the “Unrestricted Warrant Shares”), upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or the applicable Warrant Shares are not Unrestricted Warrant Shares, upon the request of the Holder, issue and deliver (via reputable overnight courier) to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be). If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise and upon surrender of this Warrant to the Company by the Holder, then, at the request of the Holder, the Company shall no later than three (3) Business Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. Notwithstanding the foregoing, except in the case where an exercise of this Warrant is validly made pursuant to a Cashless Exercise), the Company’s failure to deliver Warrant Shares to the Holder on or prior to the later of ((i) three (3) Trading Days after receipt of the applicable Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Warrant Shares initiated on the applicable Exercise Date) and (ii) one (1) Trading Day after the Company’s receipt of the Aggregate Exercise Price (or valid notice of a Cashless Exercise (such later date, the “Share Delivery Deadline”) shall not be deemed to be a breach of this Warrant. From the Issuance Date through and including the Expiration Date, the Company shall maintain a transfer agent that participates in the DTC’s Fast Automated Securities Transfer Program. [INSERT IN SERIES B WARRANTS: Notwithstanding any provision of this Warrant to the contrary, no more than the Maximum Eligibility Number of Warrant Shares shall be exercisable hereunder.]

(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means [INSERT IN SERIES A WARRANT ONLY: means, as of any given Exercise Date, the lesser of (x) the Fixed Exercise Price and (y) the Variable Exercise Price in effect as of such Exercise Date] [INSERT IN SERIES B WARRANT ONLY: $0.01, subject to adjustment as provided herein.

(c) Company’s Failure to Timely Deliver Securities. If the Company shall fail, for any reason or for no reason, on or prior to the Share Delivery Deadline, either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or the applicable Warrant Shares are not Unrestricted Warrant Shares, to issue and deliver to the Holder (or its designee) a certificate for the number of Warrant Shares to which the Holder is entitled and register such Warrant Shares on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise of this Warrant (as the case may be) or (II) if a Registration Statement covering the resale of the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares and the Company fails to, as required pursuant to the Registration Rights Agreement, (x) so notify the Holder and (y) deliver the Warrant Shares electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, a “Delivery Failure”), and if on or after such Share Delivery Deadline the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of all or any portion of the number of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then, in addition to all other remedies available to the Holder, the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) (and to issue such Warrant Shares) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such Warrant Shares or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Warrant Shares multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Exercise Notice and ending on the date of such issuance and payment under this clause (ii) (the “Buy-In Payment

Amount”). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of this Warrant as required pursuant to the terms hereof.

(d) Cashless Exercise. Notwithstanding anything contained herein to the contrary (other than Section 1(f) below), if at the time of exercise hereof a Registration Statement (as defined in the Registration Rights Agreement) is not effective (or the prospectus contained therein is not available for use) for the resale by the Holder of all of the Warrant Shares or if at the time of exercise both the Adjustment Time has occurred and an Exchange Cap Event (as defined below) exists with respect to such exercise), then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of Warrant Shares determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A x B) - (A x C)
D

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B = the quotient of (x) the sum of the VWAP of the Common Stock of each of the ten (10) Trading Days ending at the close of business on the Principal Market immediately prior to the time of exercise as set forth in the applicable Exercise Notice, divided by (y) ten (10).

C = [INSERT IN SERIES A WARRANT ONLY: the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.][INSERT IN SERIES B WARRANT ONLY: the Nominal Remaining Exercise Price.]

D = the VWAP of the Common Stock at the close of business on the Principal Market on the date of the delivery of the applicable Exercise Notice.

For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the Subscription Date, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement.

(e) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 13.

(f) Limitations on Exercises.

(i) Limitations on Beneficial Ownership. The Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including other SPA Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f)(i). For purposes of this Section 1(f)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be acquired pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of SPA Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f)(i) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

(ii) Principal Market Regulation. The Company shall not issue any shares of Common Stock upon the exercise of this Warrant if the issuance of such shares of Common Stock (taken together with the issuance of the Warrant Shares issuable upon the exercise of the SPA Warrants) would exceed the aggregate number of shares of Common Stock which the Company may issue upon exercise or conversion (as the case may be) of the SPA Warrants without breaching the Company’s obligations under the rules or regulations of the Principal Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount (and in the case of a written consent in lieu of a stockholders meeting, after the Company has sent an information statement under the 1934 Act and the waiting period under the 1934 Act for the consent to be effective has expired) or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder or (C) obtains a waiver from the Principal Market of the applicable rules of such Principal

Market for the issuance of shares of Common Stock in excess of such amount. While such limitation applies, no Buyer shall be issued in the aggregate, upon exercise of any of the SPA Warrants, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap as of the Issuance Date multiplied by (ii) the quotient of (1) aggregate number of Stockholder Common Shares (as defined in the Securities Purchase Agreement) sold to such Buyer pursuant to the Securities Purchase Agreement on the Closing Date (as defined in the Securities Purchase Agreement) divided by (2) aggregate number of Stockholder Common Shares issued to the Buyers pursuant to the Securities Purchase Agreement on the Closing Date (with respect to each Buyer, the “Exchange Cap Allocation”). In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s SPA Warrants, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation with respect to such portion of such SPA Warrants so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon exercise in full of a holder’s SPA Warrants, the difference (if any) between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder upon such holder’s exercise in full of such SPA Warrants shall be allocated to the respective Exchange Cap Allocations of the remaining holders of SPA Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the SPA Warrants then held by each such holder. At any time after the Adjustment Time, in the event that the Company is prohibited from issuing any shares of Common Stock pursuant to this Section 1(f)(ii) (the “Exchange Cap Shares,” and such occurrence, an “Exchange Cap Event”), in lieu of issuing and delivering such Exchange Cap Shares to the Holder, the Company shall pay cash to the Holder in exchange for the cancellation of such portion of this Warrant exercisable into such Exchange Cap Shares at a price equal to the sum of (x) the product of (A) such number of Exchange Cap Shares and (B) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Exchange Cap Shares to the Company and ending on the date immediately preceding the date of such payment under this Section 1(f)(ii) and (y) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Exchange Cap Shares, any Buy-In Payment Amount, brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith.

(g) Reservation of Shares.

(i) Required Reserve Amount. So long as this Warrant remains outstanding, the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock at least equal to the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock under the SPA Warrants then outstanding [INSERT IN SERIES A WARRANTS ONLY: (without regard to any limitations on exercise)] [INSERT IN SERIES B WARRANTS ONLY:(without regard to any limitations on exercise and assuming an Adjustment Time as of such time of determination)] (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 1(g)(i) be reduced other than proportionally in connection with any exercise or redemption of SPA Warrants or such other event covered by Section 2(a) below. The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the holders of the SPA Warrants based on number of shares of Common Stock issuable upon exercise of Series A SPA Warrants held by each holder on the Closing Date (without regard to any limitations on exercise) or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s SPA Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any SPA Warrants shall be allocated to the remaining holders of SPA Warrants, pro rata based on the number of shares of Common Stock issuable upon exercise of the SPA Warrants then held by such holders (without regard to any limitations on exercise).

(ii) Insufficient Authorized Shares. If, notwithstanding Section 1(g)(i) above, and not in limitation thereof, at any time while any of the SPA Warrants remain outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the SPA Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. In the event that the Company is prohibited from issuing shares of Common Stock upon an exercise of this Warrant due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash in exchange for the cancellation of such portion of this Warrant exercisable into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section 1(f)(i); and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any Buy-In Payment Amount, brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith. Nothing contained in this Section 1(g)(ii) shall limit any obligations of the Company under any provision of the Securities Purchase Agreement.

2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a) Stock Dividends and Splits. Without limiting any provision of Section 3 or Section 4, if the Company, at any time on or after the Subscription Date, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event. [INSERT IN SERIES B WARRANTS ONLY: Notwithstanding the foregoing, in no event shall the Exercise Price be less than the Nominal Remaining Exercise Price.]

(b) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 2, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein). [INSERT IN SERIES B WARRANTS ONLY: At the Adjustment Time (without giving effect to any Exercise Notices delivered to the Company on or prior to the Adjustment Time), the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased as necessary, so that as of the Adjustment Time the number of Warrant Shares that may be purchased upon exercise of this Warrant shall equal the sum of the Base Share Amount and the Adjustment Share Amount.]

(c) Calculations. All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issuance or sale of Common Stock.

(d) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant, with the prior written consent of the Required Holders (as defined in the

Securities Purchase Agreement), reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

3. RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to the extent of any such excess) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to the extent of any such excess) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity (if the Successor Entity is not the Company) assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents (as defined in the Securities Purchase Agreement) in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Warrant a security of such Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each Fundamental Transaction, the Successor Entity (if the Successor Entity is not the Company) shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity (if the Successor Entity is not the Company) shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. Notwithstanding the foregoing, and without limiting Section 1(f) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit the Fundamental Transaction without the assumption of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will upon the closing of such Fundamental Transaction have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder. Notwithstanding the foregoing, upon any Going Private Transaction, each Holder will receive at the consummation thereof the greater of (x) the Black-Scholes Value and (y) the consideration it would have received had it exercised this Warrant and received Common Stock in full (without regard to any limitations on exercise set forth herein) immediately prior to such consummation.

(c) Black Scholes Value. Notwithstanding the foregoing and the provisions of Section 4(b) above, at the request of the Holder delivered at any time commencing on the earliest to occur of (x) the public disclosure of any Change of Control, (y) the consummation of any Change of Control and (z) the Holder first becoming aware of any Change of Control through the date that is sixty (60) days after the public disclosure of the consummation of such Change of Control by the Company pursuant to a Current Report on Form 8-K filed with the SEC, the Company or the Successor Entity (as the case may be) shall purchase this Warrant from the Holder on the date of such request by paying to the Holder cash in an amount equal to the Black Scholes Value. Payment of such amounts shall be made by the Company (or at the Company’s direction) to the Holder on or prior to the later of (x) the second (2nd) Trading Day after the date of such request and (y) the date of consummation of such Change of Control. Notwithstanding the foregoing, payments made under this Section 4(c) shall not be duplicative of payments made under Section 4(b) above.

(d) Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation (as defined in the Securities Purchase Agreement), Bylaws (as defined in the Securities Purchase Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or

Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional shares of Common Stock shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s), (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock or (B) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder, and (iii) at least ten (10) Trading Days prior to the consummation of any Fundamental Transaction or Going Private Transaction. The Company shall provide the Holder with prompt written notice of all other actions taken pursuant to this Warrant (other than the issuance of shares of Common Stock upon exercise in accordance with the terms hereof), including in reasonable detail a description of such action and the reason therefor. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its Subsidiaries, the Company shall simultaneously file such notice with the SEC (as defined in the Securities Purchase Agreement) pursuant to a Current Report on Form 8-K. If the Company or any of its Subsidiaries provides material non-public information to the Holder that is not simultaneously filed in a Current Report on Form 8-K and the Holder has not agreed to receive such material non-public information, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to any of the foregoing not to trade on the basis of, such material non-public information. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(f)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

10. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

11. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company and the Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company or the Holder at the address set forth in Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVE ANY RIGHT THAT THE COMPANY OR THE HOLDER MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date (as defined in the Securities Purchase Agreement) in such other Transaction Documents unless otherwise consented to in writing by the Holder.

13. DISPUTE RESOLUTION.

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to the Exercise Price, the Closing Sale Price, Black Scholes Value or fair market value or the arithmetic calculation of the number of Warrant Shares (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via facsimile (A) if by the Company, within five (5) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Exercise Price, such Closing Sale Price, such Black Scholes Value or such fair market value or such arithmetic calculation of the number of Warrant Shares (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii) The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 13 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 13 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under the rules then in effect under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that the Holder is authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 13, (ii) the terms of this Warrant and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Warrant and any other applicable Transaction Documents and (iv) nothing in this Section 13 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 13).

14. REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

15. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Warrant is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the holder otherwise takes action to collect amounts due under this Warrant or to enforce the provisions of this Warrant or (b) there occurs any bankruptcy, reorganization, receivership of the company or other proceedings affecting company creditors’ rights and involving a claim under this Warrant, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

16. TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by Section 2(g) of the Securities Purchase Agreement.

17. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(c) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT FOR SERIES B WARRANTS ONLY: “Adjustment” shall have the meaning as set forth in the definition of “Maximum Eligibility Number” below.]

(d) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT FOR SERIES B WARRANTS ONLY: “Adjustment Share Amount” equals the greater of (I) zero and (II) the difference of (i) the quotient of (x) the Stockholder Purchase Price (as defined in the Securities Purchase Agreement) divided by (y) 90% of the lowest Market Price during the period commencing on February 1, 2016 through and including the Adjustment Time, less (ii) the number of Stockholder Common Shares previously sold to the Holder pursuant to the Securities Purchase Agreement.]

(e) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT FOR SERIES B WARRANTS ONLY: “Adjustment Time” means 9:00 AM, New York city time, on the tenth (10) Trading Day after the earlier to occur of (x) the later of (A) the initial Effective Date (as defined in the Registration Rights Agreement) and (B) the date of the filing with the SEC by the Company of its Annual Report on Form 10-K for the fiscal period ended December 31, 2015 and (y) such date whereafter all Registrable Securities (assuming the cashless exercise of any SPA Warrants) shall be eligible for sale without restriction under Rule 144 (as defined in the Securities Purchase Agreement).]

(f) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(g) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(h) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT FOR SERIES B WARRANTS ONLY: “Base Share Amount” shall have the meaning as set forth in the definition of “Maximum Eligibility Number” below.]

(i) “Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request pursuant to Section 4(c), which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (1) the highest Closing Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the announcement of the applicable Change of Control (or the consummation of the applicable Change of Control, if earlier) and ending on the Trading Day of the Holder’s request pursuant to Section 4(c) and (2) the sum of the price per share being offered in cash in the applicable Change of Control (if any) plus the value of the non-cash consideration being offered in the applicable Change of Control (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request pursuant to Section 4(c), (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the date of the Holder’s request pursuant to Section 4(c) and (2) the remaining term of this Warrant as of the date of consummation of the applicable Change of Control or as of the date of the Holder’s request pursuant to Section 4(c) if such request is prior to the date of the consummation of the applicable Change of Control, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 50% and the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Change of Control, (B) the consummation of the applicable Change of Control and (C) the date on which the Holder first became aware of the applicable Change of Control.

(j) “Bloomberg” means Bloomberg, L.P.

(k) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(l) “Change of Control” means (x) any Fundamental Transaction other than (i) any merger of the Company or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, or (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or any of its Subsidiaries or (y) the occurrence of any going private transaction of the Company or any other event which results in the Common Stock of the Company to cease to be registered under the 1934 Act; provided, that solely with respect to clause (x) above, a Change of Control shall not be deemed to have occurred if the Stockholder (as defined in the Securities Purchase Agreement) and its Affiliates as of the Issuance Date (or any bona fide trust or estate planning vehicle for the benefit of the stockholder or his immediate family) beneficially owns or acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

(m) “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(n) “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(o) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(p) “Eligible Market” means The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the OTCQB or the Principal Market.

(q) “Expiration Date” means the date that is December 31, 2020 or, if such date falls on a day other than a Trading Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(r) [INSERT IN SERIES A WARRANT ONLY: “Fixed Exercise Price” means $10.00 subject to adjustment as provided herein.] [INSERT IN SERIES B WARRANT ONLY: [Intentionally Omitted]]

(s) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its subsidiaries to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(t) “Going Private Transaction” means a transaction in which the Company merges or consolidates with another Subject Entity that does not have a class of common equity registered pursuant to the 1934 Act and the holders of Common Stock receive cash in lieu of their shares.

(u) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(v) [INSERT IN SERIES A WARRANT ONLY: “Market Price” means with respect to a particular date of determination, the lower of (i) the VWAP of the Common Stock on the Trading Day immediately prior to the applicable date of determination and (ii) the price which shall be computed as the quotient of (I) the sum of the VWAP of the Common Stock of each Trading Day during the ten (10) consecutive Trading Day period ending and including the Trading Day immediately prior to the applicable date of determination, divided by (II) ten (10). All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any such measuring period.]

[INSERT IN SERIES B WARRANT ONLY: “Market Price” means with respect to a particular date of determination, the price which shall be computed as the quotient of (I) the sum of the VWAP of the Common Stock of each Trading Day during the ten (10) consecutive Trading Day period ending and including the Trading Day immediately prior to the applicable date of determination, divided by (II) ten (10). All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any such measuring period.]

(w) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT IN SERIES B WARRANTS: “Maximum Eligibility Number” means initially zero (0) (the “Base Share Amount”) and shall be increased (such increase, an “Adjustment”) at the Adjustment Time by such number of shares of Common Stock equal to the Adjustment Share Amount.]

(x) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(y) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(aa) “Principal Market” means The New York Stock Exchange.

(bb) “Registration Rights Agreement” means that certain registration rights agreement, dated as of the Closing Date, by and among the Company and the Buyers relating to, among other things, the registration of the resale of the Common Stock sold to the Buyers pursuant to the Securities Purchase Agreement and issuable upon exercise of the SPA Warrants, as may be amended from time to time.

(cc) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(dd) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(ee) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(ff) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price or trading volume determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(gg) [INSERT IN SERIES A WARRANT ONLY: “Variable Exercise Price” means, as of any Exercise Date, 85% of the Market Price on such Exercise Date (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or similar events occurring on such Exercise Date).][INSERT IN SERIES B WARRANT ONLY: [Intentionally Omitted]]

(hh) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

PATRIOT NATIONAL, INC.

By:
Name: Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT TO PURCHASE COMMON STOCK

PATRIOT NATIONAL, INC.

The undersigned holder hereby elects to exercise the Warrant to Purchase Common Stock No. _______ (the “Warrant”) of Patriot National, Inc., a Delaware corporation (the “Company”) as specified below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Aggregate Exercise Price shall be made as:

☐	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

☐	a “Cashless Exercise” with respect to _______________ Warrant Shares.

In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder hereby represents and warrants that this Exercise Notice was executed by the Holder at __________ [a.m.][p.m.] on the date set forth below.

2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Maximum Percentage Representation. This Exercise Notice shall constitute a representation by the Holder that after giving effect to the exercise provided for in this Exercise Notice, such Holder (together with the other Attribution Parties) will not have beneficial ownership (together with the other Attribution Parties) of a number of shares of Common Stock which exceeds the Maximum Percentage (as defined in the Warrant) of the total outstanding shares of Common Stock of the Company as determined pursuant to the provisions of Section 1(f)(i) of the Warrant.

4. Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below, __________ shares of Common Stock in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

Date:______________, _____

_______________________

Name of Registered Holder

By:
Name: Title:

Tax ID:

Facsimile:

E-mail Address:

EXHIBIT B

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs ______________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _________, 201_, from the Company and acknowledged and agreed to by _______________.

PATRIOT NATIONAL, INC.

By:
Name: Title:

EXHIBIT B

VOTING AGREEMENT

VOTING AGREEMENT, dated as of December [__], 2015 (this “Agreement”), by and between Patriot National, Inc., a Delaware corporation with offices located at 401 East Las Olas Boulevard, Suite 1650, Fort Lauderdale, Florida 33301 (the “Company”) and Steven M. Mariano (the “Stockholder”).

WHEREAS, the Company, the Stockholder and certain investors (each, an “Investor”, and collectively, the “Investors”) have entered into a Securities Purchase Agreement, dated as of December 13, 2015 (as amended by the Exchange Agreements (as defined below), the “Securities Purchase Agreement”), pursuant to which, among other things, the Company has agreed to issue and sell to the Investors and the Investors have, severally but not jointly, agreed to purchase (i) certain shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and (ii) certain warrants (the “Warrants”), which will be exercisable to purchase shares of Common Stock (as exercised collectively, the “Warrant Shares”);

WHEREAS, the Company, the Stockholder and each of the Investors have entered into several Rescission and Exchange Agreements dated as of December [    ], 2015, pursuant to which, among other things, the Investors shall agree to rescind the sale of certain of the shares of Common Stock sold to such Investors pursuant to the Securities Purchase Agreement (collectively, the “Exchange Agreements”);

WHEREAS, as of the date hereof, the Stockholder and its affiliates owns shares of Common Stock, which represent approximately [ %] of the total issued and outstanding Common Stock and voting power of the Company; and

WHEREAS, as a condition to the willingness of each Investor to enter into an Exchange Agreement and to consummate the transactions contemplated thereby (the “Transaction”), the Investors have required that the Stockholder agree, and in order to induce each Investor to enter into an Exchange Agreement, the Stockholder has agreed, to enter into this Agreement with respect to all the Common Stock now owned and which may hereafter be acquired by the Stockholder and any other securities of the Company (the “Other Securities”), if any, which Stockholder is currently entitled to vote, or after the date hereof becomes entitled to vote, at any meeting of the Stockholders of the Company.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

VOTING AGREEMENT OF THE STOCKHOLDER

SECTION 1.01. Voting Agreement. Subject to the last sentence of this Section 1.01, the Stockholder hereby agrees that at any meeting of the Stockholders of the Company, however called, and in any action by written consent of the Company’s Stockholders, the Stockholder shall vote the Common Stock and the Other Securities, which Stockholder is currently entitled to vote, or after the date hereof becomes entitled to vote, at any meeting of the Stockholders of the Company in favor of the Stockholder Approval (as defined in the Exchange Agreement) as described the Exchange Agreement. The Stockholder acknowledges receipt and review of a copy of the Securities Purchase Agreement and the other Transaction Documents.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder hereby represents and warrants to the Company as follows:

SECTION 2.01. Authority Relative to this Agreement. The Stockholder has all requisite power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to, or affecting generally, the enforcement of creditors’ and other obligees’ rights and (b) where the remedy of specific performance or other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceeding may be brought.

SECTION 2.02. No Conflict. (a) The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not, (i) conflict with or violate any federal, state or local law, statute, ordinance, rule, regulation, order, judgment or decree applicable to the Stockholder or by which the Common Stock or the Other Securities owned by the Stockholder are bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Common Stock or the Other Securities owned by the Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Common Stock or Other Securities owned by the Stockholder is bound.

(b) The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity by the Stockholder.

SECTION 2.03. Title to the Stock. As of the date hereof, the Stockholder and/or its affiliates is the owner of [            ] shares of Common Stock. Such shares of Common Stock are all the securities of the Company owned, either of record or beneficially, by the Stockholder and its affiliates. Such Common Stock is owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, charges or other encumbrance of any nature whatsoever. The Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Common Stock or Other Securities owned by the Stockholder.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01. Further Assurances. The Stockholder shall execute and deliver such further documents and instruments and take all further action as may be reasonably necessary in order to consummate the transactions contemplated hereby.

SECTION 4.02. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that any Investor (without being joined by any other Investor) shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. Any Investor shall be entitled to its reasonable attorneys’ fees in any action brought to enforce this Agreement in which it is the prevailing party.

SECTION 4.03. Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Stockholder (other than the Securities Purchase Agreement and the other Transaction Documents) with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Company and the Stockholder with respect to the subject matter hereof.

SECTION 4.04. Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

SECTION 4.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

SECTION 4.06. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The parties consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to any of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the party being served at its address set forth on the signature ages to this Agreement (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. Each of the Company and the Shareholder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

SECTION 4.07. Termination. This Agreement shall automatically terminate immediately following the occurrence of the Stockholder Approval.

[The remainder of the page is intentionally left blank]

IN WITNESS WHEREOF, the Stockholder and the Company have duly executed this Voting Agreement as of the date first written above.

THE COMPANY: PATRIOT NATIONAL, INC.

By:
Name:
Title:

Address:	401 East Las Olas Boulevard
Suite 1650 Fort Lauderdale, Florida 33301

STOCKHOLDER:

STEVEN M. MARIANO

Address:

RESCISSION AND EXCHANGE AGREEMENT

This RESCISSION AND EXCHANGE AGREEMENT, dated as of December 23, 2015 (the “Agreement”), is by and among Patriot National, Inc., a Delaware corporation with offices located at 401 East Las Olas Boulevard, Suite 1650, Fort Lauderdale, Florida 33301 (the “Company”), Steven M. Mariano (the “Selling Stockholder”) and Hudson Bay Master Fund Ltd (the “Buyer”).

RECITALS

A. The Company and the Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B. Pursuant to the Securities Purchase Agreement dated as of December 13, 2015 (as amended, the “Securities Purchase Agreement”) by and among the Company, the Buyer, CVI Investments, Inc. (“CVI”), Alto Opportunity Master Fund, SPC (“Alto”) and the Selling Stockholder, the Company issued and sold to the Buyer (i) 250,000 shares of Common Stock of the Company (the “Company Common Shares”), par value $0.001 per share (the “Common Stock”), (ii) a warrant (the “Series A Warrants”) (as exercised, collectively, the “Series A Warrant Shares”) and (iii) a warrant (the “Series B Warrants”, and together with the Series A Warrants, the “Warrants”) (as exercised, collectively, the “Series B Warrant Shares,” and together with the Series A Warrant Shares, the “Warrant Shares”).

C. Pursuant to the Securities Purchase Agreement, the Company and the Buyer executed a Registration Rights Agreement dated as of December 16, 2015 (the “Registration Rights Agreement”), pursuant to which the Company agreed to provide certain registration rights with respect to certain securities, under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

D. The Company and the Buyer wish to (x) rescind, upon the terms and conditions stated in this Agreement, the purchase and sale of the Company Common Shares under the Securities Purchase Agreement and (y) exchange (i) each Series A Warrant for a new warrant to initially acquire that aggregate number of additional shares of Common Stock set forth opposite the Buyer’s name in column (4) on the Schedule, substantially in the form attached hereto as Exhibit A-1 (the “New Series A Warrants”) (as exercised, collectively, the “New Series A Warrant Shares”) and (ii) each Series B Warrant for a new warrant to initially acquire that aggregate number of additional shares of Common Stock set forth opposite the Buyer’s name in column (5) on the Schedule, substantially in the form attached hereto as Exhibit A-2 (the “New Series B Warrants” and, together with the New Series A Warrants, the “New Warrants”) (as exercised, collectively, the “New Series B Warrant Shares” and, together with the New Series A Warrant Shares, the “New Warrant Shares”).

E. The New Warrants and the New Warrant Shares are collectively referred to herein as the “Securities.”

F. The Company is negotiating, and intends to implement, the rescission of the sale of the Company Common Shares and the exchange contemplated hereby with each of CVI and Alto (the “Other Buyers”) by entering into agreements (the “Other Agreements”) in the same form as this Agreement in all material respects.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. RESCISSION OF PURCHASE AND SALE OF COMPANY COMMON SHARES AND EXCHANGE OF WARRANTS.

(a) Rescission of Purchase and Sale of Company Common Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company and the Buyer shall rescind the Buyer’s purchase of Company Common Shares pursuant to the Securities Purchase Agreement, and the Buyer shall transfer to the Company, and the Company agrees to accept from the Buyer on the Closing Date (as defined below) the Company Common Shares, and the Company agrees to return to the Buyer on the Closing Date the purchase price, which shall be the amount set forth opposite the Buyer’s name in column (6) on the Schedule (the “Purchase Price”).

(b) Exchange of Warrants for New Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, on the Closing Date:

(i) The Buyer will transfer and deliver to the Company, and the Company will accept, the Warrants;

(ii) The Company shall issue, transfer and deliver to the Buyer, and the Buyer will accept (i) New Series A Warrants to initially acquire up to that aggregate number of New Series A Warrant Shares as is set forth opposite the Buyer’s name in column (4) on the Schedule and (ii) New Series B Warrants to initially acquire up to such aggregate number of New Series B Warrant Shares as is set forth opposite the Buyer’s name in column (5) on the Schedule.

(c) Closing. The closing (the “Closing”) of the rescission of the purchase and sale of the Company Common Shares and the exchange of the Warrants for the New Warrants by the Company and the Buyer shall occur at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the date on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and the Buyer). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(d) Form of Payment. On the Closing Date, (i) the Company shall pay to the Buyer the Purchase Price set forth across from the Buyer’s name in column (6) of the Schedule for the

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Company Common Shares transferred by the Buyer at the Closing by wire transfer of immediately available funds in accordance with the Flow of Funds Letter (as defined below), (ii) the Buyer shall deliver to the Company (A) a stock certificate of the Company (or a lost certificate affidavit in form and substance satisfactory to the Company) for the Company Common Shares being transferred to the Company hereunder, (B) the Series A Warrant and (C) the Series B Warrant and (iii) the Company shall deliver to the Buyer (A) a New Series A Warrant pursuant to which the Buyer shall have the right to initially acquire up to that aggregate number of New Series A Warrant Shares as is set forth opposite the Buyer’s name in column (4) on the Schedule and (B) a New Series B Warrant pursuant to which the Buyer shall have the right to initially acquire up to such aggregate number of New Series B Warrant Shares as is set forth opposite the Buyer’s name in column (5) on the Schedule, in each case, duly executed on behalf of the Company and registered in the name of the Buyer or its designee.

2. AMENDMENTS.

(a) The Securities Purchase Agreement is hereby amended as follows:

(i) All references in the Securities Purchase Agreement to “Series A Warrants” shall now refer to “New Series A Warrants.”

(ii) All references in the Securities Purchase Agreement to “Series B Warrants” shall now refer to “New Series B Warrants.”

(iii) All references in the Securities Purchase Agreement to “Series A Warrant Shares” shall now refer to “New Series A Warrant Shares.”

(iv) All references in the Securities Purchase Agreement to “Series B Warrant Shares” shall now refer to “New Series B Warrant Shares.”

(v) All references in the Securities Purchase Agreement to “Warrants” shall now refer to “New Warrants.”

(vi) All references in the Securities Purchase Agreement to “Warrant Shares” shall now refer to “New Warrant Shares.”

(vii) All references in the Securities Purchase Agreement to the “this Agreement,” “hereto,” “hereof,” “hereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Agreement.

(viii) The defined term “Transaction Documents” shall be amended to include this Agreement and the Other Agreements.

(ix) The fourth sentence of Section 2(e) of the Securities Purchase Agreement is hereby amended and replaced by the following:

“The Buyer has, in connection with the Buyer’s decision to purchase Securities, not relied upon any representations or other information (whether oral or written)

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other than as set forth in the representations and warranties of the Company and the Selling Stockholder contained herein and the information disclosed in the SEC Documents, and the Buyer has, with respect to all matters relating to this Agreement and the offer and sale of the Securities, relied solely upon the advice of such Buyer’s own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) and has not relied upon or consulted the Placement Agent, any counsel to the Placement Agent or counsel to the Company.”

(x) Section 3(a)(xxxi) of the Securities Purchase Agreement is hereby amended and replaced by the following:

“Related Party Transactions. All transactions that have occurred between or among the Company or any of its Subsidiaries, on the one hand, and any of their respective officers or directors, or any affiliate or affiliates of any such officer or director, on the other hand, prior to the date hereof have been disclosed in the SEC Documents; provided that on the date hereof, the Selling Stockholder has executed an amended and restated agreement with the Company relating to the transfer to the Company of a number of shares of Common Stock equal to 100% of the Warrant Shares.”

(b) The Registration Rights Agreement is hereby amended as follows:

(i) All references in the Registration Rights Agreement to “Series A Warrants” shall now refer to “New Series A Warrants.”

(ii) All references in the Registration Rights Agreement to “Series B Warrants” shall now refer to “New Series B Warrants.”

(iii) All references in the Registration Rights Agreement to “Series A Warrant Shares” shall now refer to “New Series A Warrant Shares.”

(iv) All references in the Registration Rights Agreement to “Series B Warrant Shares” shall now refer to “New Series B Warrant Shares.”

(v) All references in the Registration Rights Agreement to “Warrants” shall now refer to “New Warrants.”

(vi) All references in the Registration Rights Agreement to “Warrant Shares” shall now refer to “New Warrant Shares.”

(vii) All references in the Registration Rights Agreement to the “this Agreement,” “hereto,” “hereof,” “hereunder” or words of like import referring to the Registration Rights Agreement shall mean the Registration Rights Agreement as amended by this Agreement.

(viii) The defined term “Filing Deadline” in the Registration Rights Agreement is hereby amended and replaced by the following:

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““Filing Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), January 15, 2016, and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.”

(ix) The defined term “Effectiveness Deadline” in the Registration Rights Agreement is hereby amended and replaced by the following:

““Effectiveness Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), February 8, 2016 and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the earlier of the (A) 60th calendar day following the date on which the Company was required to file such additional Registration Statement and (B) 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.”

(x) The first sentence of Section 2(e) of the Registration Rights Agreement is hereby amended and replaced by the following:

“If (i) a Registration Statement covering the resale of all of the Registrable Securities required to be covered thereby (disregarding any reduction pursuant to Section 2(f)) and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline for such Registration Statement (a “Filing Failure”) or (B) not declared effective by the SEC on or before the Effectiveness Deadline for such Registration Statement (an “Effectiveness Failure”) (it being understood that if on the Business Day immediately following the Effective Date for such Registration Statement the Company shall not have filed a “final” prospectus for such Registration Statement with the SEC under Rule 424(b) in accordance with Section 3(b) (whether or not such a prospectus is technically required by such rule), the Company shall be deemed to not have satisfied this clause (i)(B) and such event shall be deemed to be an Effectiveness Failure), (ii) other than during an Allowable Grace Period (as defined below), on any day after the Effective Date of a Registration Statement sales of all of the Registrable Securities required to be included on such Registration Statement (disregarding any reduction pursuant to Section 2(f)) cannot be made pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of (or a failure to timely list) the shares of Common Stock on the Principal Market (as defined in the Securities Purchase Agreement), or a failure to register a sufficient number of shares of Common Stock or by reason of a stop order) or the prospectus contained therein is not available for use for any reason (a “Maintenance Failure”), or

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(iii) if a Registration Statement is not effective for any reason or the prospectus contained therein is not available for use for any reason, and either (x) the Company fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (y) the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Current Public Information Failure”) as a result of which any of the Investors are unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions), then, as partial relief for the damages to any holder by reason of any such delay in, or reduction of, its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1%) of the Stockholder Purchase Price (as such term is defined in the Securities Purchase Agreement): (1) on the date of such Filing Failure, Effectiveness Failure, Maintenance Failure or Current Public Information Failure, as applicable, and (2) on every thirty (30) day anniversary of (I) a Filing Failure until such Filing Failure is cured; (II) an Effectiveness Failure until such Effectiveness Failure is cured; (III) a Maintenance Failure until such Maintenance Failure is cured; and (IV) a Current Public Information Failure until the earlier of (i) the date such Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro rated for periods totaling less than thirty (30) days).”

3. BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to the Company that, as of the date hereof and as of the Closing Date:

(a) Valid Title to Company Common Shares. The Buyer now is and, at the time of delivery of the Company Common Shares to be transferred by the Buyer pursuant to this Agreement will be, the sole lawful record and beneficial owner of such Company Common Shares and, at the time of delivery of such Company Common Shares, will have good and valid title to such Company Common Shares, and upon delivery of and payment for such Company Common Shares, the Company will acquire good and valid title to such Company Common Shares free and clear of any taxes, liens, encumbrances and charges created by the Buyer.

(b) All other representations and warranties of the Buyer included in the Securities Purchase Agreement are true and correct in all material respects as of the date when made and as of the date hereof as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Buyer has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Securities Purchase Agreement to be performed, satisfied or complied with by the Buyer at or prior to the date hereof. The Buyer acknowledges that the Placement Agent (as defined in the Securities Purchase Agreement) is entitled to rely on the Buyer’s representations in the Securities Purchase Agreement.

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4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDER.

(a) The Company represents and warrants to the Buyer that, as of the date hereof and as of the Closing Date:

(i) All other representations and warranties of the Company included in this Agreement and the Securities Purchase Agreement (as amended hereby) are true and correct in all material respects as of the date when made and as of the date hereof as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Company has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the Securities Purchase Agreement (as amended hereby) to be performed, satisfied or complied with by the Company at or prior to the date hereof.

(b) The Selling Stockholder represents and warrants to the Buyer that, as of the date hereof and as of the Closing Date:

(i) All other representations and warranties of the Selling Stockholder included in the Securities Purchase Agreement (as amended hereby) are true and correct in all material respects as of the date when made and as of the date hereof as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Selling Stockholder has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the Securities Purchase Agreement (as amended hereby) to be performed, satisfied or complied with by the Selling Stockholder at or prior to the date hereof.

5. COVENANTS

(a) Shareholder Approval. In the event that, as a result of an increase in the number of New Warrant Shares that may be purchased upon exercise of the New Warrants to the Adjusted Share Amount (as defined in the New Warrants), such number of New Warrant Shares would exceed the Exchange Cap (as defined in the New Warrants), then the Company shall use its best efforts to obtain the approval of its stockholders (the “Stockholder Approval,” and any resolutions of its stockholders with respect thereto, the “Stockholder Resolutions”) as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of the Exchange Cap.

(b) Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of (i) the New Series A Warrants (and upon exercise of the New Series A Warrants (if acquired using a Cashless Exercise (as defined in the New Series A Warrant), the New Series A Warrant Shares) may be tacked onto the holding period of the Series A Warrants and (ii) the New Series B Warrants (and upon exercise of the New Series B Warrants (if acquired using a Cashless Exercise (as defined in the New Series B Warrant), the New Series B Warrant Shares) may be tacked onto the holding period of the Series B Warrants, and the Company agrees not to take a position contrary to this Section 5(b).

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(c) Disclosure of Transaction. The Company shall, on or before 8:30 a.m., New York City Time, on or prior to the fourth business day after the date of this Agreement, file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching the form of this Agreement, the form of Voting Agreement (as defined below), the form of New Series A Warrant and the form of New Series B Warrant as exhibits to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Buyer by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyer or any of their affiliates, on the other hand, shall terminate.

(d) No Modification or Waiver of Voting Agreement. So long as any New Series A Warrants or New Series B Warrants remain outstanding, the Company shall not amend, modify, waive or otherwise release the Selling Stockholder from any term or condition of the Voting Agreement (as defined below).

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO RESCIND AND EXCHANGE.

(a) The obligation of the Company hereunder to rescind the purchase and sale of the Company Common Shares, to pay the Purchase Price to the Buyer and to issue the New Warrants in exchange for the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

(i) The Buyer shall have duly executed and delivered this Agreement and the Buyer shall have duly delivered to the Company (x) the Company Common Shares, (y) the Series A Warrants and (z) the Series B Warrants.

(ii) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

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(iii) The Company shall have received a letter from the Buyer on the letterhead of the Buyer, duly executed by an authorized officer of the Buyer, setting forth the wire amounts for the Buyer and the wire transfer instructions of the Buyer (the “Flow of Funds Letter”).

(iv) The Company shall have received from the Required Lenders (as defined therein) under the Credit Agreement dated as of January 22, 2015, (the “Credit Agreement”) among the Company, the lenders party thereto and BMO Harris Bank N.A., as administrative agent, a waiver or amendment in respect of the transactions contemplated by the Securities Purchase Agreement and this Agreement.

(v) The Other Buyers shall have each entered into an agreement with the Company and the Selling Stockholder on substantially similar terms and with substantially similar provisions as this Agreement.

7. CONDITIONS TO THE BUYER’S OBLIGATION TO RESCIND AND EXCHANGE.

(a) The obligation of the Buyer hereunder to transfer the Company Common Shares to the Company and to exchange the Warrants for the New Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company shall have delivered to the Buyer the Purchase Price set forth across from the Buyer’s name in column (6) of the Schedule for the Company Common Shares being transferred by the Buyer at the Closing by wire transfer of immediately available funds in accordance with the Flow of Funds Letter.

(ii) The Company shall have duly executed and delivered this Agreement to the Buyer and the Company shall have duly executed and delivered to the Buyer (y) New Series A Warrants (initially for such aggregate number of New Series A Warrant Shares as is set forth across from the Buyer’s name in column (4) of the Schedule) and (z) New Series B Warrants (initially for such aggregate number of New Series B Warrant Shares as is set forth across from the Buyer’s name in column (5) of the Schedule).

(iii) Each and every representation and warranty of the Company set forth herein and in the Securities Purchase Agreement (as amended hereby) shall be true and correct as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company herein and in the Securities Purchase Agreement (as amended hereby) at or prior to the Closing Date.

(iv) The Selling Stockholder and the Company shall have executed and delivered to the Buyer a voting agreement, in the form attached hereto as Exhibit C (the “Voting Agreement”).

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(v) The Other Buyers shall have each entered into an agreement with the Company and the Selling Stockholder on identical terms and with identical provisions as this Agreement.

8. MISCELLANEOUS.

(a) Operative Date. This Agreement shall not become effective, and the provisions hereof shall not become operative, until the Other Buyers shall have each entered into an agreement with the Company and the Selling Stockholder on substantially similar terms and with substantially similar provisions as this Agreement (the “Operative Date”). If the Operative Date does not occur for any reason, this Agreement shall not become operative and shall have no force or effect.

(b) Fees. The Company shall reimburse the Buyer for a non-accountable expense allowance of $5,000 for expenses incurred by it or its affiliates in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by this Agreement (including, without limitation, as applicable, all reasonable legal fees of outside counsel and disbursements of Latham & Watkins LLP, counsel to the Buyer, any other reasonable fees and expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by this Agreement and due diligence and regulatory filings in connection therewith).

(c) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,”

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“includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(e) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f) Entire Agreement; Amendments. This Agreement shall supersede all other prior oral or written agreements among the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein and therein, and this Agreement, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and any amendment to this Agreement made in conformity with the provisions of this Section 8(e) shall be binding on the Buyer and the Company. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No consideration shall be offered or paid to any Other Buyer to amend or consent to a waiver or modification of any provision of any of the Other Agreements unless the same consideration also is offered to the Buyer.

(g) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail; or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

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If to the Company:

Patriot National, Inc.

401 East Las Olas Boulevard, Suite 1650

Fort Lauderdale, Florida 33301

Facsimile: 954-333-5326

Attention: Christopher A. Pesch, Executive Vice President and

General Counsel

E-Mail: cpesch@patnat.com

With a copy (for informational purposes only) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attn: Gary Horowitz

          Lesley Peng

Facsimile: 212-455-2502

Email: ghorowitz@stblaw.com

            lpeng@stblaw.com

If to the Stockholder:

______________________

______________________

______________________

Telephone: (      ) ___-____

Facsimile: (      ) ___-____

Attention: _____________

E-Mail:

If to the Buyer, to its address, e-mail address and facsimile number set forth on the Schedule, with copies to the Buyer’s representatives as set forth on the Schedule,

with a copy (for informational purposes only) to:

Kelley Drye & Warren LLP

101 Park Avenue

New York, NY 10178

Telephone: (212) 808-7540

Facsimile: (212) 808-7897

Attention: Michael A. Adelstein, Esq.

E-mail: madelstein@kelleydrye.com

or to such other address, e-mail address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change, provided that Kelley Drye & Warren LLP shall only be provided copies of notices sent to the lead Buyer. Written confirmation of receipt

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(A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and, with respect to each facsimile transmission, an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the New Warrants.

(i) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(j) Survival. The representations, warranties, agreements and covenants shall survive the Closing. The Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby (each a “Settlement Document”), is or will be more favorable to such Person than those of the Buyer and this Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Buyer immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Buyer or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Buyer shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Buyer may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Buyer as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Buyer. The provisions of this Section 8(l) shall apply similarly and equally to each Settlement Document.

(m) Independent Nature of Buyer’s Obligations and Rights. The obligations of the Buyer under this Agreement are several and not joint with the obligations of any Other Buyer, and the Buyer shall not be responsible in any way for the performance of the obligations of any Other Buyer under any Other Agreement. Nothing contained herein or in any Other Agreement,

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and no action taken by the Buyer pursuant hereto, shall be deemed to constitute the Buyer and Other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyer and Other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Buyer and the Other Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement. The Company and the Buyer confirm that the Buyer has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Buyer to be joined as an additional party in any proceeding for such purpose.

[signature pages follow]

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IN WITNESS WHEREOF, the Buyer, the Selling Stockholder and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

PATRIOT NATIONAL, INC.

By:	/s/ Christopher A. Pesch
Name:	Christopher A. Pesch
Title:	Executive Vice President, General Counsel,
Chief Legal Officer and Secretary

[Signature Page to the Rescission and Exchange Agreement]

IN WITNESS WHEREOF, the Buyer, the Selling Stockholder and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

SELLING STOCKHOLDER:

STEVEN M. MARIANO

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	Selling Stockholder

[Signature Page to the Rescission and Exchange Agreement]

IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

HUDSON BAY MASTER FUND LTD

By:	/s/ George Antonopoulos
Name:	George Antonopoulos
Title:	Authorized Signatory

[Signature Page to the Rescission and Exchange Agreement]

SCHEDULE

(1)	(2)	(3)	(4)	(5)	(6)	(7)
Buyer	Address and Facsimile Number	Aggregate Number of Company Common Shares	Aggregate Number of New Series A Warrant Shares	Aggregate Number of New Series B Warrant Shares	Purchase Price	Legal Representative’s Address and Facsimile Number

Hudson Bay Master Fund Ltd	Please deliver any notices other than Pre-Notices to: 777 Third Avenue, 30th Floor New York, NY 10017 Attention: Yoav Roth Facsimile: (212) 571-1279 E-mail: investments@hudsonbaycapital.com Residence: Cayman Islands Please deliver any Pre-Notice to: 777 Third Ave., 30th Floor New York, NY 10017 Facsimile: (646) 214-7946 Attention: Scott Black General Counsel and Chief Compliance Officer	250,000	1,462,500	450,000	$9,000,000	Latham & Watkins LLP

EXHIBIT [A-1][A-2]

[FORM OF SERIES [A][B] WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 1(a) OF THIS WARRANT.

PATRIOT NATIONAL, INC.

SERIES [A][B] WARRANT TO PURCHASE COMMON STOCK

Warrant No.:

Date of Issuance: December 13, 2015 (“Issuance Date”)

Exchange Date: December [                ], 2015 (the :Exchange Date”)

Patriot National, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [BUYER], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after [INSERT IN SERIES A WARRANTS ONLY: July 1, 2016][INSERT IN SERIES B WARRANT: the Issuance Date] (the “Initial Exercise Date”), but not after 11:59 p.m., New York time, on the Expiration Date (as defined below),                                  (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”, and such number of Warrant Shares, the “Warrant Number”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 17. This Warrant is one of the Warrants to Purchase Common Stock (the “SPA Warrants”) exchanged pursuant to Rule 4(a)(2) of the 1933 Act (without the payment by the Exchange Holder (as defined below) of any consideration) and in accordance with pursuant to Section 1(b)(ii) of the Rescission and

Exchange Agreement, dated as of the Exchange Date, by and between the Company, a stockholder of the Company and [BUYER] (the “Exchange Holder”), as amended from time to time (the “Exchange Agreement”), in exchange for the Warrants to Purchase Common Stock issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of December 13, 2015 (the “Subscription Date”), by and among the Company, a stockholder of the Company and the investors (the “Buyers”) referred to therein, as amended from time to time (the “Securities Purchase Agreement”).

For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the Subscription Date, it is intended that this Warrant shall be deemed to have been acquired by the Holder, and the holding period for the Warrant shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement.

[INSERT IN SERIES B WARRANT ONLY: The Aggregate Exercise Price (as defined below) of this Warrant, except for a nominal exercise price of $0.01 (as adjusted for stock splits, stock dividends, recapitalizations or similar events) (the “Nominal Remaining Exercise Price”) per Warrant Share, was pre-funded to the Company on or prior to the initial Issuance Date and, consequently, no additional consideration (other than the Nominal Remaining Exercise Price per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid Aggregate Exercise Price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Expiration Date.]

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the Initial Exercise Date (an “Exercise Date”), in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Trading Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised (the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds if the Holder did not notify the Company in such Exercise Notice that such exercise was made pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Warrant Shares in accordance with the terms hereof. On or before the first (1st) Trading Day following the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Company’s transfer agent (the

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“Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms herein. On or before the third (3rd) Trading Day following the date on which the Company has received such Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Warrant Shares initiated on the applicable Exercise Date), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and the Warrant Shares are eligible to be resold pursuant to an effective registration statement or, if a Cashless Exercise, the Warrant Shares are eligible to be resold by the Holder pursuant to Rule 144 (such Warrant Shares, the “Unrestricted Warrant Shares”), upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or the applicable Warrant Shares are not Unrestricted Warrant Shares, upon the request of the Holder, issue and deliver (via reputable overnight courier) to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be). If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise and upon surrender of this Warrant to the Company by the Holder, then, at the request of the Holder, the Company shall no later than three (3) Business Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. Notwithstanding the foregoing, except in the case where an exercise of this Warrant is validly made pursuant to a Cashless Exercise), the Company’s failure to deliver Warrant Shares to the Holder on or prior to the later of ((i) three (3) Trading Days after receipt of the applicable Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Warrant Shares initiated on the applicable Exercise Date) and (ii) one (1) Trading Day after the Company’s receipt of the Aggregate Exercise Price (or valid notice of a Cashless Exercise (such later date, the “Share Delivery Deadline”) shall not be deemed to be a breach of this Warrant. From the Issuance Date through and including the Expiration Date, the Company shall maintain a transfer agent that participates in the DTC’s Fast Automated Securities Transfer Program. [INSERT IN SERIES B WARRANTS: Notwithstanding any provision of this Warrant to the contrary, no more than the Maximum Eligibility Number of Warrant Shares shall be exercisable hereunder.]

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(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means [INSERT IN SERIES A WARRANT ONLY: means, as of any given Exercise Date, the lesser of (x) the Fixed Exercise Price and (y) the Variable Exercise Price in effect as of such Exercise Date] [INSERT IN SERIES B WARRANT ONLY: $0.01], subject to adjustment as provided herein.

(c) Company’s Failure to Timely Deliver Securities. If the Company shall fail, for any reason or for no reason, on or prior to the Share Delivery Deadline, either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or the applicable Warrant Shares are not Unrestricted Warrant Shares, to issue and deliver to the Holder (or its designee) a certificate for the number of Warrant Shares to which the Holder is entitled and register such Warrant Shares on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise of this Warrant (as the case may be) or (II) if a Registration Statement covering the resale of the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares and the Company fails to, as required pursuant to the Registration Rights Agreement, (x) so notify the Holder and (y) deliver the Warrant Shares electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, a “Delivery Failure”), and if on or after such Share Delivery Deadline the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of all or any portion of the number of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then, in addition to all other remedies available to the Holder, the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) (and to issue such Warrant Shares) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such Warrant Shares or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Warrant Shares multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Exercise Notice and ending on the date of such issuance and payment under this clause (ii) (the “Buy-In Payment

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Amount”). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of this Warrant as required pursuant to the terms hereof.

(d) Cashless Exercise. Notwithstanding anything contained herein to the contrary (other than Section 1(f) below), if at the time of exercise hereof a Registration Statement (as defined in the Registration Rights Agreement) is not effective (or the prospectus contained therein is not available for use) for the resale by the Holder of all of the Warrant Shares or if at the time of exercise both the Adjustment Time has occurred and an Exchange Cap Event (as defined below) exists with respect to such exercise), then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of Warrant Shares determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A x B) - (A x C)
D

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B = the quotient of (x) the sum of the VWAP of the Common Stock of each of the ten (10) Trading Days ending at the close of business on the Principal Market immediately prior to the time of exercise as set forth in the applicable Exercise Notice, divided by (y) ten (10).

C = [INSERT IN SERIES A WARRANT ONLY: the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.][INSERT IN SERIES B WARRANT ONLY: the Nominal Remaining Exercise Price.]

D = the VWAP of the Common Stock at the close of business on the Principal Market on the date of the delivery of the applicable Exercise Notice.

For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the Subscription Date, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement.

(e) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 13.

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(f) Limitations on Exercises.

(i) Limitations on Beneficial Ownership. The Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including other SPA Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f)(i). For purposes of this Section 1(f)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be acquired pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was

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reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of SPA Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f)(i) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

(ii) Principal Market Regulation. The Company shall not issue any shares of Common Stock upon the exercise of this Warrant if the issuance of such shares of Common Stock (taken together with the issuance of the Warrant Shares issuable upon the exercise of the SPA Warrants) would exceed the aggregate number of shares of Common Stock which the Company may issue upon exercise or conversion (as the case may be) of the SPA Warrants without breaching the Company’s obligations under the rules or regulations of the Principal Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount (and in the case of a written consent in lieu of a stockholders meeting, after the Company has sent an information statement under the 1934 Act and the waiting period under the 1934 Act for the consent to be effective has expired) or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder or (C) obtains a waiver from the Principal Market of the applicable rules of such Principal

25

Market for the issuance of shares of Common Stock in excess of such amount. While such limitation applies, no Buyer shall be issued in the aggregate, upon exercise of any of the SPA Warrants, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap as of the Issuance Date multiplied by (ii) the quotient of (1) aggregate number of Stockholder Common Shares (as defined in the Securities Purchase Agreement) sold to such Buyer pursuant to the Securities Purchase Agreement on the Closing Date (as defined in the Securities Purchase Agreement) divided by (2) aggregate number of Stockholder Common Shares issued to the Buyers pursuant to the Securities Purchase Agreement on the Closing Date (with respect to each Buyer, the “Exchange Cap Allocation”). In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s SPA Warrants, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation with respect to such portion of such SPA Warrants so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon exercise in full of a holder’s SPA Warrants, the difference (if any) between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder upon such holder’s exercise in full of such SPA Warrants shall be allocated to the respective Exchange Cap Allocations of the remaining holders of SPA Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the SPA Warrants then held by each such holder. At any time after the Adjustment Time, in the event that the Company is prohibited from issuing any shares of Common Stock pursuant to this Section 1(f)(ii) (the “Exchange Cap Shares,” and such occurrence, an “Exchange Cap Event”), in lieu of issuing and delivering such Exchange Cap Shares to the Holder, the Company shall pay cash to the Holder in exchange for the cancellation of such portion of this Warrant exercisable into such Exchange Cap Shares at a price equal to the sum of (x) the product of (A) such number of Exchange Cap Shares and (B) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Exchange Cap Shares to the Company and ending on the date immediately preceding the date of such payment under this Section 1(f)(ii) and (y) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Exchange Cap Shares, any Buy-In Payment Amount, brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith.

(g) Reservation of Shares.

(i) Required Reserve Amount. So long as this Warrant remains outstanding, the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock at least equal to the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock under the SPA Warrants then outstanding [INSERT IN SERIES A WARRANTS ONLY: (without regard to any limitations on exercise)] [INSERT IN SERIES B WARRANTS ONLY:(without regard to any limitations on exercise and assuming an Adjustment Time as of such time of determination)] (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 1(g)(i) be reduced other than proportionally in

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connection with any exercise or redemption of SPA Warrants or such other event covered by Section 2(a) below. The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the holders of the SPA Warrants based on number of shares of Common Stock issuable upon exercise of Series A SPA Warrants held by each holder on the Closing Date (without regard to any limitations on exercise) or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s SPA Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any SPA Warrants shall be allocated to the remaining holders of SPA Warrants, pro rata based on the number of shares of Common Stock issuable upon exercise of the SPA Warrants then held by such holders (without regard to any limitations on exercise).

(ii) Insufficient Authorized Shares. If, notwithstanding Section 1(g)(i) above, and not in limitation thereof, at any time while any of the SPA Warrants remain outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the SPA Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. In the event that the Company is prohibited from issuing shares of Common Stock upon an exercise of this Warrant due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash in exchange for the cancellation of such portion of this Warrant exercisable into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section 1(f)(i); and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any Buy-In Payment Amount, brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith. Nothing contained in this Section 1(g)(ii) shall limit any obligations of the Company under any provision of the Securities Purchase Agreement.

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2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a) Stock Dividends and Splits. Without limiting any provision of Section 3 or Section 4, if the Company, at any time on or after the Subscription Date, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event. [INSERT IN SERIES B WARRANTS ONLY: Notwithstanding the foregoing, in no event shall the Exercise Price be less than the Nominal Remaining Exercise Price.]

(b) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 2, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein). [INSERT IN SERIES B WARRANTS ONLY: At the Adjustment Time (without giving effect to any Exercise Notices delivered to the Company on or prior to the Adjustment Time), the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased as necessary, so that as of the Adjustment Time the number of Warrant Shares that may be purchased upon exercise of this Warrant shall equal the sum of the Base Share Amount and the Adjustment Share Amount.]

(c) Calculations. All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issuance or sale of Common Stock.

(d) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant, with the prior written consent of the Required Holders (as defined in the Securities Purchase Agreement), reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

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3. RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to the extent of any such excess) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as

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a result of such Purchase Right (and beneficial ownership) to the extent of any such excess) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity (if the Successor Entity is not the Company) assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents (as defined in the Securities Purchase Agreement) in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Warrant a security of such Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each Fundamental Transaction, the Successor Entity (if the Successor Entity is not the Company) shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity (if the Successor Entity is not the Company) shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. Notwithstanding the foregoing, and without limiting Section 1(f) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit the Fundamental Transaction without the assumption of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which

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holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will upon the closing of such Fundamental Transaction have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder. Notwithstanding the foregoing, upon any Going Private Transaction, each Holder will receive at the consummation thereof the greater of (x) the Black-Scholes Value and (y) the consideration it would have received had it exercised this Warrant and received Common Stock in full (without regard to any limitations on exercise set forth herein) immediately prior to such consummation.

(c) Black Scholes Value. Notwithstanding the foregoing and the provisions of Section 4(b) above, at the request of the Holder delivered at any time commencing on the earliest to occur of (x) the public disclosure of any Change of Control, (y) the consummation of any Change of Control and (z) the Holder first becoming aware of any Change of Control through the date that is sixty (60) days after the public disclosure of the consummation of such Change of Control by the Company pursuant to a Current Report on Form 8-K filed with the SEC, the Company or the Successor Entity (as the case may be) shall purchase this Warrant from the Holder on the date of such request by paying to the Holder cash in an amount equal to the Black Scholes Value. Payment of such amounts shall be made by the Company (or at the Company’s direction) to the Holder on or prior to the later of (x) the second (2nd) Trading Day after the date of such request and (y) the date of consummation of such Change of Control. Notwithstanding the foregoing, payments made under this Section 4(c) shall not be duplicative of payments made under Section 4(b) above.

(d) Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation (as defined in the Securities Purchase Agreement), Bylaws (as defined in the Securities Purchase Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant,

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and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or

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Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional shares of Common Stock shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s), (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock or (B) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder, and (iii) at least ten (10) Trading Days prior to the consummation of any Fundamental Transaction or Going Private Transaction. The Company shall provide the Holder with prompt written notice of all other actions taken pursuant to this Warrant (other than the issuance of shares of Common Stock upon exercise in accordance with the terms hereof), including in reasonable detail a description of such action and the reason therefor. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its Subsidiaries, the Company shall simultaneously file such notice with the SEC (as defined in the Securities Purchase Agreement) pursuant to a Current Report on Form 8-K. If the Company or any of its Subsidiaries provides material non-public information to the Holder that is not simultaneously filed in a Current Report on Form 8-K and the Holder has not agreed to receive such material non-public information, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to any of the foregoing not to trade on the basis of, such material non-public information. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

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9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(f)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

10. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

11. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company and the Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company or the Holder at the address set forth in Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVE ANY RIGHT THAT THE COMPANY OR THE HOLDER MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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12. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date (as defined in the Securities Purchase Agreement) in such other Transaction Documents unless otherwise consented to in writing by the Holder.

13. DISPUTE RESOLUTION

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to the Exercise Price, the Closing Sale Price, Black Scholes Value or fair market value or the arithmetic calculation of the number of Warrant Shares (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via facsimile (A) if by the Company, within five (5) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Exercise Price, such Closing Sale Price, such Black Scholes Value or such fair market value or such arithmetic calculation of the number of Warrant Shares (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii) The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 13 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

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(iii) The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 13 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under the rules then in effect under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that the Holder is authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 13, (ii) the terms of this Warrant and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Warrant and any other applicable Transaction Documents and (iv) nothing in this Section 13 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 13).

14. REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

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15. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Warrant is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the holder otherwise takes action to collect amounts due under this Warrant or to enforce the provisions of this Warrant or (b) there occurs any bankruptcy, reorganization, receivership of the company or other proceedings affecting company creditors’ rights and involving a claim under this Warrant, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

16. TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by Section 2(g) of the Securities Purchase Agreement.

17. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(c) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT FOR SERIES B WARRANTS ONLY: “Adjustment” shall have the meaning as set forth in the definition of “Maximum Eligibility Number” below.]

(d) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT FOR SERIES B WARRANTS ONLY: “Adjustment Share Amount” equals the greater of (I) zero and (II) the difference of (i) the quotient of (x) the Stockholder Purchase Price (as defined in the Securities Purchase Agreement) divided by (y) 90% of the lowest Market Price during the period commencing on February 1, 2016 through and including the Adjustment Time, less (ii) the number of Stockholder Common Shares previously sold to the Holder pursuant to the Securities Purchase Agreement.]

(e) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT FOR SERIES B WARRANTS ONLY: “Adjustment Time” means 9:00 AM, New York city time, on the tenth (10) Trading Day after the earlier to occur of (x) the later of (A) the initial Effective Date (as defined in the Registration Rights Agreement) and (B) the date of the filing with the SEC by the Company of its Annual Report on Form 10-K for the fiscal period ended December 31, 2015 and (y) such date whereafter all Registrable Securities (assuming the cashless exercise of any SPA Warrants) shall be eligible for sale without restriction under Rule 144 (as defined in the Securities Purchase Agreement).]

37

(f) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(g) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(h) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT FOR SERIES B WARRANTS ONLY: “Base Share Amount” shall have the meaning as set forth in the definition of “Maximum Eligibility Number” below.]

(i) “Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request pursuant to Section 4(c), which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (1) the highest Closing Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the announcement of the applicable Change of Control (or the consummation of the applicable Change of Control, if earlier) and ending on the Trading Day of the Holder’s request pursuant to Section 4(c) and (2) the sum of the price per share being offered in cash in the applicable Change of Control (if any) plus the value of the non-cash consideration being offered in the applicable Change of Control (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request pursuant to Section 4(c), (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the date of the Holder’s request pursuant to Section 4(c) and (2) the remaining term of this Warrant as of the date of consummation of the applicable Change of Control or as of the date of the Holder’s request pursuant to Section 4(c) if such request is prior to the date of the consummation of the applicable Change of Control, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 50% and the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Change of Control, (B) the consummation of the applicable Change of Control and (C) the date on which the Holder first became aware of the applicable Change of Control.

(j) “Bloomberg” means Bloomberg, L.P.

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(k) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(l) “Change of Control” means (x) any Fundamental Transaction other than (i) any merger of the Company or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, or (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or any of its Subsidiaries or (y) the occurrence of any going private transaction of the Company or any other event which results in the Common Stock of the Company to cease to be registered under the 1934 Act; provided, that solely with respect to clause (x) above, a Change of Control shall not be deemed to have occurred if the Stockholder (as defined in the Securities Purchase Agreement) and its Affiliates as of the Issuance Date (or any bona fide trust or estate planning vehicle for the benefit of the stockholder or his immediate family) beneficially owns or acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

(m) “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(n) “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

39

(o) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(p) “Eligible Market” means The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the OTCQB or the Principal Market.

(q) “Expiration Date” means the date that is December 31, 2020 or, if such date falls on a day other than a Trading Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(r) [INSERT IN SERIES A WARRANT ONLY: “Fixed Exercise Price” means $10.00 subject to adjustment as provided herein.] [INSERT IN SERIES B WARRANT ONLY: [Intentionally Omitted]]

(s) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its subsidiaries to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business

40

combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(t) “Going Private Transaction” means a transaction in which the Company merges or consolidates with another Subject Entity that does not have a class of common equity registered pursuant to the 1934 Act and the holders of Common Stock receive cash in lieu of their shares.

(u) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(v) [INSERT IN SERIES A WARRANT ONLY: “Market Price” means with respect to a particular date of determination, the lower of (i) the VWAP of the Common Stock on the Trading Day immediately prior to the applicable date of determination and (ii) the price which shall be computed as the quotient of (I) the sum of the VWAP of the Common Stock of each Trading Day during the ten (10) consecutive Trading Day period ending and including the Trading Day immediately prior to the applicable date of determination, divided by (II) ten (10). All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any such measuring period.]

[INSERT IN SERIES B WARRANT ONLY: “Market Price” means with respect to a particular date of determination, the price which shall be computed as the quotient of (I) the sum of the VWAP of the Common Stock of each Trading Day during the ten (10) consecutive Trading Day period ending and including the Trading Day immediately prior to the applicable date of determination, divided by (II) ten (10). All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any such measuring period.]

(w) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT IN SERIES B WARRANTS: “Maximum Eligibility Number” means initially zero (0) (the “Base Share Amount”) and shall be increased (such increase, an “Adjustment”) at the Adjustment Time by such number of shares of Common Stock equal to the Adjustment Share Amount.]

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(x) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(y) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(aa) “Principal Market” means The New York Stock Exchange.

(bb) “Registration Rights Agreement” means that certain registration rights agreement, dated as of the Closing Date, by and among the Company and the Buyers relating to, among other things, the registration of the resale of the Common Stock sold to the Buyers pursuant to the Securities Purchase Agreement and issuable upon exercise of the SPA Warrants, as may be amended from time to time.

(cc) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(dd) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(ee) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(ff) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price or trading volume determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

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(gg) [INSERT IN SERIES A WARRANT ONLY: “Variable Exercise Price” means, as of any Exercise Date, 85% of the Market Price on such Exercise Date (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or similar events occurring on such Exercise Date).][INSERT IN SERIES B WARRANT ONLY: [Intentionally Omitted]]

(hh) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

Patriot National, Inc.

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT TO PURCHASE COMMON STOCK

PATRIOT NATIONAL, INC.

The undersigned holder hereby elects to exercise the Warrant to Purchase Common Stock No.                  (the “Warrant”) of Patriot National, Inc., a Delaware corporation (the “Company”) as specified below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Aggregate Exercise Price shall be made as:

☐	a “Cash Exercise” with respect to Warrant Shares; and/or

☐	a “Cashless Exercise” with respect to Warrant Shares.

In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder hereby represents and warrants that this Exercise Notice was executed by the Holder at                  [a.m.][p.m.] on the date set forth below.

2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the Aggregate Exercise Price in the sum of $                 to the Company in accordance with the terms of the Warrant.

3. Maximum Percentage Representation. This Exercise Notice shall constitute a representation by the Holder that after giving effect to the exercise provided for in this Exercise Notice, such Holder (together with the other Attribution Parties) will not have beneficial ownership (together with the other Attribution Parties) of a number of shares of Common Stock which exceeds the Maximum Percentage (as defined in the Warrant) of the total outstanding shares of Common Stock of the Company as determined pursuant to the provisions of Section 1(f)(i) of the Warrant.

4. Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below,                      shares of Common Stock in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

Date:                      ,

Name of Registered Holder

By:
Name:
Title:

Tax ID:

Facsimile:

E-mail Address:

EXHIBIT B

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs                          to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated                     , 201    , from the Company and acknowledged and agreed to by                     .

PATRIOT NATIONAL, INC.

By:
Name:
Title:

EXHIBIT B

VOTING AGREEMENT

VOTING AGREEMENT, dated as of December [                ], 2015 (this “Agreement”), by and between Patriot National, Inc., a Delaware corporation with offices located at 401 East Las Olas Boulevard, Suite 1650, Fort Lauderdale, Florida 33301 (the “Company”) and Steven M. Mariano (the “Stockholder”).

WHEREAS, the Company, the Stockholder and certain investors (each, an “Investor”, and collectively, the “Investors”) have entered into a Securities Purchase Agreement, dated as of December 13, 2015 (as amended by the Exchange Agreements (as defined below), the “Securities Purchase Agreement”), pursuant to which, among other things, the Company has agreed to issue and sell to the Investors and the Investors have, severally but not jointly, agreed to purchase (i) certain shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and (ii) certain warrants (the “Warrants”), which will be exercisable to purchase shares of Common Stock (as exercised collectively, the “Warrant Shares”);

WHEREAS, the Company, the Stockholder and each of the Investors have entered into several Rescission and Exchange Agreements dated as of December [                ], 2015, pursuant to which, among other things, the Investors shall agree to rescind the sale of certain of the shares of Common Stock sold to such Investors pursuant to the Securities Purchase Agreement (collectively, the “Exchange Agreements”);

WHEREAS, as of the date hereof, the Stockholder and its affiliates owns shares of Common Stock, which represent approximately [    %] of the total issued and outstanding Common Stock and voting power of the Company; and

WHEREAS, as a condition to the willingness of each Investor to enter into an Exchange Agreement and to consummate the transactions contemplated thereby (the “Transaction”), the Investors have required that the Stockholder agree, and in order to induce each Investor to enter into an Exchange Agreement, the Stockholder has agreed, to enter into this Agreement with respect to all the Common Stock now owned and which may hereafter be acquired by the Stockholder and any other securities of the Company (the “Other Securities”), if any, which Stockholder is currently entitled to vote, or after the date hereof becomes entitled to vote, at any meeting of the Stockholders of the Company.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

VOTING AGREEMENT OF THE STOCKHOLDER

SECTION 1.01. Voting Agreement. Subject to the last sentence of this Section 1.01, the Stockholder hereby agrees that at any meeting of the Stockholders of the Company, however called, and in any action by written consent of the Company’s Stockholders, the Stockholder shall vote the Common Stock and the Other Securities, which Stockholder is currently entitled to vote, or after the date hereof becomes entitled to vote, at any meeting of the Stockholders of the Company in favor of the Stockholder Approval (as defined in the Exchange Agreement) as described the Exchange Agreement. The Stockholder acknowledges receipt and review of a copy of the Securities Purchase Agreement and the other Transaction Documents.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder hereby represents and warrants to the Company as follows:

SECTION 2.01. Authority Relative to this Agreement. The Stockholder has all requisite power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to, or affecting generally, the enforcement of creditors’ and other obligees’ rights and (b) where the remedy of specific performance or other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceeding may be brought.

SECTION 2.02. No Conflict. (a) The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not, (i) conflict with or violate any federal, state or local law, statute, ordinance, rule, regulation, order, judgment or decree applicable to the Stockholder or by which the Common Stock or the Other Securities owned by the Stockholder are bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Common Stock or the Other Securities owned by the Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Common Stock or Other Securities owned by the Stockholder is bound.

(b) The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity by the Stockholder.

SECTION 2.03. Title to the Stock. As of the date hereof, the Stockholder and/or its affiliates is the owner of [                ] shares of Common Stock. Such shares of Common Stock are all the securities of the Company owned, either of record or beneficially, by the Stockholder and its affiliates. Such Common Stock is owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, charges or other encumbrance of any nature whatsoever. The Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Common Stock or Other Securities owned by the Stockholder.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01. Further Assurances. The Stockholder shall execute and deliver such further documents and instruments and take all further action as may be reasonably necessary in order to consummate the transactions contemplated hereby.

SECTION 4.02. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that any Investor (without being joined by any other Investor) shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. Any Investor shall be entitled to its reasonable attorneys’ fees in any action brought to enforce this Agreement in which it is the prevailing party.

SECTION 4.03. Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Stockholder (other than the Securities Purchase Agreement and the other Transaction Documents) with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Company and the Stockholder with respect to the subject matter hereof.

SECTION 4.04. Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

SECTION 4.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

SECTION 4.06. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The parties consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to any of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the party being served at its address set forth on the signature ages to this Agreement (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. Each of the Company and the Shareholder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

SECTION 4.07. Termination. This Agreement shall automatically terminate immediately following the occurrence of the Stockholder Approval.

[The remainder of the page is intentionally left blank]

IN WITNESS WHEREOF, the Stockholder and the Company have duly executed this Voting Agreement as of the date first written above.

THE COMPANY:
PATRIOT NATIONAL, INC.

By:
Name:
Title:

Address:	401 East Las Olas Boulevard
Suite 1650
Fort Lauderdale, Florida 33301

STOCKHOLDER:

STEVEN M. MARIANO

Address:

RESCISSION AND EXCHANGE AGREEMENT

This RESCISSION AND EXCHANGE AGREEMENT, dated as of December 23, 2015 (the “Agreement”), is by and among Patriot National, Inc., a Delaware corporation with offices located at 401 East Las Olas Boulevard, Suite 1650, Fort Lauderdale, Florida 33301 (the “Company”), Steven M. Mariano (the “Selling Stockholder”) and Alto Opportunity Master Fund, SPC (the “Buyer”).

RECITALS

A. The Company and the Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B. Pursuant to the Securities Purchase Agreement dated as of December 13, 2015 (as amended, the “Securities Purchase Agreement”) by and among the Company, the Buyer, CVI Investments, Inc. (“CVI”), Hudson Bay Master Fund Ltd (“Hudson”) and the Selling Stockholder, the Company issued and sold to the Buyer (i) 250,000 shares of Common Stock of the Company (the “Company Common Shares”), par value $0.001 per share (the “Common Stock”), (ii) a warrant (the “Series A Warrants”) (as exercised, collectively, the “Series A Warrant Shares”) and (iii) a warrant (the “Series B Warrants”, and together with the Series A Warrants, the “Warrants”) (as exercised, collectively, the “Series B Warrant Shares,” and together with the Series A Warrant Shares, the “Warrant Shares”).

C. Pursuant to the Securities Purchase Agreement, the Company and the Buyer executed a Registration Rights Agreement dated as of December 16, 2015 (the “Registration Rights Agreement”), pursuant to which the Company agreed to provide certain registration rights with respect to certain securities, under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

D. The Company and the Buyer wish to (x) rescind, upon the terms and conditions stated in this Agreement, the purchase and sale of the Company Common Shares under the Securities Purchase Agreement and (y) exchange (i) each Series A Warrant for a new warrant to initially acquire that aggregate number of additional shares of Common Stock set forth opposite the Buyer’s name in column (4) on the Schedule, substantially in the form attached hereto as Exhibit A-1 (the “New Series A Warrants”) (as exercised, collectively, the “New Series A Warrant Shares”) and (ii) each Series B Warrant for a new warrant to initially acquire that aggregate number of additional shares of Common Stock set forth opposite the Buyer’s name in column (5) on the Schedule, substantially in the form attached hereto as Exhibit A-2 (the “New Series B Warrants” and, together with the New Series A Warrants, the “New Warrants”) (as exercised, collectively, the “New Series B Warrant Shares” and, together with the New Series A Warrant Shares, the “New Warrant Shares”).

E. The New Warrants and the New Warrant Shares are collectively referred to herein as the “Securities.”

F. The Company is negotiating, and intends to implement, the rescission of the sale of the Company Common Shares and the exchange contemplated hereby with each of CVI and Hudson (the “Other Buyers”) by entering into agreements (the “Other Agreements”) in the same form as this Agreement in all material respects.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. RESCISSION OF PURCHASE AND SALE OF COMPANY COMMON SHARES AND EXCHANGE OF WARRANTS.

(a) Rescission of Purchase and Sale of Company Common Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company and the Buyer shall rescind the Buyer’s purchase of Company Common Shares pursuant to the Securities Purchase Agreement, and the Buyer shall transfer to the Company, and the Company agrees to accept from the Buyer on the Closing Date (as defined below) the Company Common Shares, and the Company agrees to return to the Buyer on the Closing Date the purchase price, which shall be the amount set forth opposite the Buyer’s name in column (6) on the Schedule (the “Purchase Price”).

(b) Exchange of Warrants for New Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, on the Closing Date:

(i) The Buyer will transfer and deliver to the Company, and the Company will accept, the Warrants;

(ii) The Company shall issue, transfer and deliver to the Buyer, and the Buyer will accept (i) New Series A Warrants to initially acquire up to that aggregate number of New Series A Warrant Shares as is set forth opposite the Buyer’s name in column (4) on the Schedule and (ii) New Series B Warrants to initially acquire up to such aggregate number of New Series B Warrant Shares as is set forth opposite the Buyer’s name in column (5) on the Schedule.

(c) Closing. The closing (the “Closing”) of the rescission of the purchase and sale of the Company Common Shares and the exchange of the Warrants for the New Warrants by the Company and the Buyer shall occur at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the date on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and the Buyer). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(d) Form of Payment. On the Closing Date, (i) the Company shall pay to the Buyer the Purchase Price set forth across from the Buyer’s name in column (6) of the Schedule for the

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Company Common Shares transferred by the Buyer at the Closing by wire transfer of immediately available funds in accordance with the Flow of Funds Letter (as defined below), (ii) the Buyer shall deliver to the Company (A) a stock certificate of the Company (or a lost certificate affidavit in form and substance satisfactory to the Company) for the Company Common Shares being transferred to the Company hereunder, (B) the Series A Warrant and (C) the Series B Warrant and (iii) the Company shall deliver to the Buyer (A) a New Series A Warrant pursuant to which the Buyer shall have the right to initially acquire up to that aggregate number of New Series A Warrant Shares as is set forth opposite the Buyer’s name in column (4) on the Schedule and (B) a New Series B Warrant pursuant to which the Buyer shall have the right to initially acquire up to such aggregate number of New Series B Warrant Shares as is set forth opposite the Buyer’s name in column (5) on the Schedule, in each case, duly executed on behalf of the Company and registered in the name of the Buyer or its designee.

2. AMENDMENTS.

(a) The Securities Purchase Agreement is hereby amended as follows:

(i) All references in the Securities Purchase Agreement to “Series A Warrants” shall now refer to “New Series A Warrants.”

(ii) All references in the Securities Purchase Agreement to “Series B Warrants” shall now refer to “New Series B Warrants.”

(iii) All references in the Securities Purchase Agreement to “Series A Warrant Shares” shall now refer to “New Series A Warrant Shares.”

(iv) All references in the Securities Purchase Agreement to “Series B Warrant Shares” shall now refer to “New Series B Warrant Shares.”

(v) All references in the Securities Purchase Agreement to “Warrants” shall now refer to “New Warrants.”

(vi) All references in the Securities Purchase Agreement to “Warrant Shares” shall now refer to “New Warrant Shares.”

(vii) All references in the Securities Purchase Agreement to the “this Agreement,” “hereto,” “hereof,” “hereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Agreement.

(viii) The defined term “Transaction Documents” shall be amended to include this Agreement and the Other Agreements.

(ix) The fourth sentence of Section 2(e) of the Securities Purchase Agreement is hereby amended and replaced by the following:

“The Buyer has, in connection with the Buyer’s decision to purchase Securities, not relied upon any representations or other information (whether oral or written)

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other than as set forth in the representations and warranties of the Company and the Selling Stockholder contained herein and the information disclosed in the SEC Documents, and the Buyer has, with respect to all matters relating to this Agreement and the offer and sale of the Securities, relied solely upon the advice of such Buyer’s own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) and has not relied upon or consulted the Placement Agent, any counsel to the Placement Agent or counsel to the Company.”

(x) Section 3(a)(xxxi) of the Securities Purchase Agreement is hereby amended and replaced by the following:

“Related Party Transactions. All transactions that have occurred between or among the Company or any of its Subsidiaries, on the one hand, and any of their respective officers or directors, or any affiliate or affiliates of any such officer or director, on the other hand, prior to the date hereof have been disclosed in the SEC Documents; provided that on the date hereof, the Selling Stockholder has executed an amended and restated agreement with the Company relating to the transfer to the Company of a number of shares of Common Stock equal to 100% of the Warrant Shares.”

(b) The Registration Rights Agreement is hereby amended as follows:

(i) All references in the Registration Rights Agreement to “Series A Warrants” shall now refer to “New Series A Warrants.”

(ii) All references in the Registration Rights Agreement to “Series B Warrants” shall now refer to “New Series B Warrants.”

(iii) All references in the Registration Rights Agreement to “Series A Warrant Shares” shall now refer to “New Series A Warrant Shares.”

(iv) All references in the Registration Rights Agreement to “Series B Warrant Shares” shall now refer to “New Series B Warrant Shares.”

(v) All references in the Registration Rights Agreement to “Warrants” shall now refer to “New Warrants.”

(vi) All references in the Registration Rights Agreement to “Warrant Shares” shall now refer to “New Warrant Shares.”

(vii) All references in the Registration Rights Agreement to the “this Agreement,” “hereto,” “hereof,” “hereunder” or words of like import referring to the Registration Rights Agreement shall mean the Registration Rights Agreement as amended by this Agreement.

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(viii) The defined term “Filing Deadline” in the Registration Rights Agreement is hereby amended and replaced by the following:

“”Filing Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), January 15, 2016, and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.”

(ix) The defined term “Effectiveness Deadline” in the Registration Rights Agreement is hereby amended and replaced by the following:

“”Effectiveness Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), February 8, 2016 and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the earlier of the (A) 60th calendar day following the date on which the Company was required to file such additional Registration Statement and (B) 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.”

(x) The first sentence of Section 2(e) of the Registration Rights Agreement is hereby amended and replaced by the following:

“If (i) a Registration Statement covering the resale of all of the Registrable Securities required to be covered thereby (disregarding any reduction pursuant to Section 2(f)) and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline for such Registration Statement (a “Filing Failure”) or (B) not declared effective by the SEC on or before the Effectiveness Deadline for such Registration Statement (an “Effectiveness Failure”) (it being understood that if on the Business Day immediately following the Effective Date for such Registration Statement the Company shall not have filed a “final” prospectus for such Registration Statement with the SEC under Rule 424(b) in accordance with Section 3(b) (whether or not such a prospectus is technically required by such rule), the Company shall be deemed to not have satisfied this clause (i)(B) and such event shall be deemed to be an Effectiveness Failure), (ii) other than during an Allowable Grace Period (as defined below), on any day after the Effective Date of a Registration Statement sales of all of the Registrable Securities required to be included on such Registration Statement (disregarding any reduction pursuant to Section 2(f)) cannot be made pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of (or a failure to timely list) the shares of Common Stock on the Principal Market (as defined in the Securities Purchase Agreement), or a failure to register a sufficient number of shares of Common Stock or by reason of a stop order) or the prospectus contained therein is not available for use for any reason (a “Maintenance Failure”), or

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(iii) if a Registration Statement is not effective for any reason or the prospectus contained therein is not available for use for any reason, and either (x) the Company fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (y) the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Current Public Information Failure”) as a result of which any of the Investors are unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions), then, as partial relief for the damages to any holder by reason of any such delay in, or reduction of, its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1%) of the Stockholder Purchase Price (as such term is defined in the Securities Purchase Agreement): (1) on the date of such Filing Failure, Effectiveness Failure, Maintenance Failure or Current Public Information Failure, as applicable, and (2) on every thirty (30) day anniversary of (I) a Filing Failure until such Filing Failure is cured; (II) an Effectiveness Failure until such Effectiveness Failure is cured; (III) a Maintenance Failure until such Maintenance Failure is cured; and (IV) a Current Public Information Failure until the earlier of (i) the date such Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro rated for periods totaling less than thirty (30) days).”

3. BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to the Company that, as of the date hereof and as of the Closing Date:

(a) Valid Title to Company Common Shares. The Buyer now is and, at the time of delivery of the Company Common Shares to be transferred by the Buyer pursuant to this Agreement will be, the sole lawful record and beneficial owner of such Company Common Shares and, at the time of delivery of such Company Common Shares, will have good and valid title to such Company Common Shares, and upon delivery of and payment for such Company Common Shares, the Company will acquire good and valid title to such Company Common Shares free and clear of any taxes, liens, encumbrances and charges created by the Buyer.

(b) All other representations and warranties of the Buyer included in the Securities Purchase Agreement are true and correct in all material respects as of the date when made and as of the date hereof as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Buyer has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Securities Purchase Agreement to be performed, satisfied or complied with by the Buyer at or prior to the date hereof. The Buyer acknowledges that the Placement Agent (as defined in the Securities Purchase Agreement) is entitled to rely on the Buyer’s representations in the Securities Purchase Agreement.

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4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDER.

(a) The Company represents and warrants to the Buyer that, as of the date hereof and as of the Closing Date:

(i) All other representations and warranties of the Company included in this Agreement and the Securities Purchase Agreement (as amended hereby) are true and correct in all material respects as of the date when made and as of the date hereof as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Company has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the Securities Purchase Agreement (as amended hereby) to be performed, satisfied or complied with by the Company at or prior to the date hereof.

(b) The Selling Stockholder represents and warrants to the Buyer that, as of the date hereof and as of the Closing Date:

(i) All other representations and warranties of the Selling Stockholder included in the Securities Purchase Agreement (as amended hereby) are true and correct in all material respects as of the date when made and as of the date hereof as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Selling Stockholder has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the Securities Purchase Agreement (as amended hereby) to be performed, satisfied or complied with by the Selling Stockholder at or prior to the date hereof.

5. COVENANTS

(a) Shareholder Approval. In the event that, as a result of an increase in the number of New Warrant Shares that may be purchased upon exercise of the New Warrants to the Adjusted Share Amount (as defined in the New Warrants), such number of New Warrant Shares would exceed the Exchange Cap (as defined in the New Warrants), then the Company shall use its best efforts to obtain the approval of its stockholders (the “Stockholder Approval,” and any resolutions of its stockholders with respect thereto, the “Stockholder Resolutions”) as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of the Exchange Cap.

(b) Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of (i) the New Series A Warrants (and upon exercise of the New Series A Warrants (if acquired using a Cashless Exercise (as defined in the New Series A Warrant), the New Series A Warrant Shares) may be tacked onto the holding period of the Series A Warrants and (ii) the New Series B Warrants (and upon exercise of the New Series B Warrants (if acquired using a Cashless Exercise (as defined in the New Series B Warrant), the New Series B Warrant Shares) may be tacked onto the holding period of the Series B Warrants, and the Company agrees not to take a position contrary to this Section 5(b).

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(c) Disclosure of Transaction. The Company shall, on or before 8:30 a.m., New York City Time, on or prior to the fourth business day after the date of this Agreement, file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching the form of this Agreement, the form of Voting Agreement (as defined below), the form of New Series A Warrant and the form of New Series B Warrant as exhibits to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Buyer by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyer or any of their affiliates, on the other hand, shall terminate.

(d) No Modification or Waiver of Voting Agreement. So long as any New Series A Warrants or New Series B Warrants remain outstanding, the Company shall not amend, modify, waive or otherwise release the Selling Stockholder from any term or condition of the Voting Agreement (as defined below).

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO RESCIND AND EXCHANGE.

(a) The obligation of the Company hereunder to rescind the purchase and sale of the Company Common Shares, to pay the Purchase Price to the Buyer and to issue the New Warrants in exchange for the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

(i) The Buyer shall have duly executed and delivered this Agreement and the Buyer shall have duly delivered to the Company (x) the Company Common Shares, (y) the Series A Warrants and (z) the Series B Warrants.

(ii) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

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(iii) The Company shall have received a letter from the Buyer on the letterhead of the Buyer, duly executed by an authorized officer of the Buyer, setting forth the wire amounts for the Buyer and the wire transfer instructions of the Buyer (the “Flow of Funds Letter”).

(iv) The Company shall have received from the Required Lenders (as defined therein) under the Credit Agreement dated as of January 22, 2015, (the “Credit Agreement”) among the Company, the lenders party thereto and BMO Harris Bank N.A., as administrative agent, a waiver or amendment in respect of the transactions contemplated by the Securities Purchase Agreement and this Agreement.

(v) The Other Buyers shall have each entered into an agreement with the Company and the Selling Stockholder on substantially similar terms and with substantially similar provisions as this Agreement.

7. CONDITIONS TO THE BUYER’S OBLIGATION TO RESCIND AND EXCHANGE.

(a) The obligation of the Buyer hereunder to transfer the Company Common Shares to the Company and to exchange the Warrants for the New Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company shall have delivered to the Buyer the Purchase Price set forth across from the Buyer’s name in column (6) of the Schedule for the Company Common Shares being transferred by the Buyer at the Closing by wire transfer of immediately available funds in accordance with the Flow of Funds Letter.

(ii) The Company shall have duly executed and delivered this Agreement to the Buyer and the Company shall have duly executed and delivered to the Buyer (y) New Series A Warrants (initially for such aggregate number of New Series A Warrant Shares as is set forth across from the Buyer’s name in column (4) of the Schedule) and (z) New Series B Warrants (initially for such aggregate number of New Series B Warrant Shares as is set forth across from the Buyer’s name in column (5) of the Schedule).

(iii) Each and every representation and warranty of the Company set forth herein and in the Securities Purchase Agreement (as amended hereby) shall be true and correct as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company herein and in the Securities Purchase Agreement (as amended hereby) at or prior to the Closing Date.

(iv) The Selling Stockholder and the Company shall have executed and delivered to the Buyer a voting agreement, in the form attached hereto as Exhibit B (the “Voting Agreement”).

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(v) The Other Buyers shall have each entered into an agreement with the Company and the Selling Stockholder on identical terms and with identical provisions as this Agreement.

8. MISCELLANEOUS.

(a) Operative Date. This Agreement shall not become effective, and the provisions hereof shall not become operative, until the Other Buyers shall have each entered into an agreement with the Company and the Selling Stockholder on substantially similar terms and with substantially similar provisions as this Agreement (the “Operative Date”). If the Operative Date does not occur for any reason, this Agreement shall not become operative and shall have no force or effect.

(b) [Intentionally omitted]

(c) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(e) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to

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the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f) Entire Agreement; Amendments. This Agreement shall supersede all other prior oral or written agreements among the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein and therein, and this Agreement, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and any amendment to this Agreement made in conformity with the provisions of this Section 8(e) shall be binding on the Buyer and the Company. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No consideration shall be offered or paid to any Other Buyer to amend or consent to a waiver or modification of any provision of any of the Other Agreements unless the same consideration also is offered to the Buyer

(g) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail; or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Patriot National, Inc.

401 East Las Olas Boulevard, Suite 1650

Fort Lauderdale, Florida 33301

Facsimile: 954-333-5326

Attention: Christopher A. Pesch, Executive Vice President and

General Counsel

E-Mail: cpesch@patnat.com

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With a copy (for informational purposes only) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attn: Gary Horowitz

          Lesley Peng

Facsimile: 212-455-2502

Email: ghorowitz@stblaw.com

            lpeng@stblaw.com

If to the Stockholder:

______________________

______________________

______________________

Telephone: (      ) ___-____

Facsimile: (      ) ___-____

Attention: _____________

E-Mail:

If to the Buyer, to its address, e-mail address and facsimile number set forth on the Schedule, with copies to the Buyer’s representatives as set forth on the Schedule,

with a copy (for informational purposes only) to:

Kelley Drye & Warren LLP

101 Park Avenue

New York, NY 10178

Telephone: (212) 808-7540

Facsimile: (212) 808-7897

Attention: Michael A. Adelstein, Esq.

E-mail: madelstein@kelleydrye.com

or to such other address, e-mail address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change, provided that Kelley Drye & Warren LLP shall only be provided copies of notices sent to the lead Buyer. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and, with respect to each facsimile transmission, an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(h) Successors and Assigns . This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the New Warrants.

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(i) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(j) Survival. The representations, warranties, agreements and covenants shall survive the Closing. The Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby (each a “Settlement Document”), is or will be more favorable to such Person than those of the Buyer and this Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Buyer immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Buyer or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Buyer shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Buyer may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Buyer as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Buyer. The provisions of this Section 8(l) shall apply similarly and equally to each Settlement Document.

(m) Independent Nature of Buyer’s Obligations and Rights. The obligations of the Buyer under this Agreement are several and not joint with the obligations of any Other Buyer, and the Buyer shall not be responsible in any way for the performance of the obligations of any Other Buyer under any Other Agreement. Nothing contained herein or in any Other Agreement, and no action taken by the Buyer pursuant hereto, shall be deemed to constitute the Buyer and Other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyer and Other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Buyer and the Other Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement. The Company and the Buyer confirm that the Buyer has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Buyer to be joined as an additional party in any proceeding for such purpose.

[signature pages follow]

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IN WITNESS WHEREOF, the Buyer, the Selling Stockholder and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY: PATRIOT NATIONAL, INC.

By:	/s/ Christopher A. Pesch
Name:	Christopher A. Pesch
Title:	Executive Vice President, General Counsel, Chief Legal Officer and Secretary

[Signature Page to the Rescission and Exchange Agreement]

IN WITNESS WHEREOF, the Buyer, the Selling Stockholder and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

SELLING STOCKHOLDER: STEVEN M. MARIANO

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	Selling Stockholder

[Signature Page to the Rescission and Exchange Agreement]

IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER: ALTO OPPORTUNITY MASTER FUND, SPC

By:	/s/ Daniel Kochav
Name:	Daniel Kochav
Title:	Partner

[Signature Page to the Rescission and Exchange Agreement]

SCHEDULE

(1)	(2)	(3)	(4)	(5)	(6)	(7)
Buyer	Address and Facsimile Number	Aggregate Number of Company Common Shares	Aggregate Number of New Series A Warrant Shares	Aggregate Number of New Series B Warrant Shares	Purchase Price	Legal Representative’s Address and Facsimile Number
Alto Opportunity Master Fund, SPC	c/o Tenor Capital Management, 1180 Avenue of Americas, Suite 1940 New York, NY 10036 Attention: Waqas Khatri, Ravi Patel E-mail: wkhatri@tenorcapital.com Residence: Cayman Islands	166,666	325,000	100,000	$1,999,992

EXHIBIT [A-1][A-2]

[FORM OF SERIES [A][B] WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 1(a) OF THIS WARRANT.

PATRIOT NATIONAL, INC.

SERIES [A][B] WARRANT TO PURCHASE COMMON STOCK

Warrant No.:

Date of Issuance: December 13, 2015 (“Issuance Date”)

Exchange Date: December [            ], 2015 (the :Exchange Date”)

Patriot National, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [BUYER], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after [INSERT IN SERIES A WARRANTS ONLY: July 1, 2016][INSERT IN SERIES B WARRANT: the Issuance Date] (the “Initial Exercise Date”), but not after 11:59 p.m., New York time, on the Expiration Date (as defined below),                                  (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”, and such number of Warrant Shares, the “Warrant Number”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 17. This Warrant is one of the Warrants to Purchase Common Stock (the “SPA Warrants”) exchanged pursuant to Rule 4(a)(2) of the 1933 Act (without the payment by the Exchange Holder (as defined below) of any consideration) and in accordance with pursuant to Section 1(b)(ii) of the Rescission and

Exchange Agreement, dated as of the Exchange Date, by and between the Company, a stockholder of the Company and [BUYER] (the “Exchange Holder”), as amended from time to time (the “Exchange Agreement”), in exchange for the Warrants to Purchase Common Stock issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of December 13, 2015 (the “Subscription Date”), by and among the Company, a stockholder of the Company and the investors (the “Buyers”) referred to therein, as amended from time to time (the “Securities Purchase Agreement”).

For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the Subscription Date, it is intended that this Warrant shall be deemed to have been acquired by the Holder, and the holding period for the Warrant shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement.

[INSERT IN SERIES B WARRANT ONLY: The Aggregate Exercise Price (as defined below) of this Warrant, except for a nominal exercise price of $0.01 (as adjusted for stock splits, stock dividends, recapitalizations or similar events) (the “Nominal Remaining Exercise Price”) per Warrant Share, was pre-funded to the Company on or prior to the initial Issuance Date and, consequently, no additional consideration (other than the Nominal Remaining Exercise Price per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid Aggregate Exercise Price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Expiration Date.]

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the Initial Exercise Date (an “Exercise Date”), in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Trading Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised (the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds if the Holder did not notify the Company in such Exercise Notice that such exercise was made pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Warrant Shares in accordance with the terms hereof. On or before the first (1st) Trading Day following the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Company’s transfer agent (the

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“Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms herein. On or before the third (3rd) Trading Day following the date on which the Company has received such Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Warrant Shares initiated on the applicable Exercise Date), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and the Warrant Shares are eligible to be resold pursuant to an effective registration statement or, if a Cashless Exercise, the Warrant Shares are eligible to be resold by the Holder pursuant to Rule 144 (such Warrant Shares, the “Unrestricted Warrant Shares”), upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or the applicable Warrant Shares are not Unrestricted Warrant Shares, upon the request of the Holder, issue and deliver (via reputable overnight courier) to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be). If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise and upon surrender of this Warrant to the Company by the Holder, then, at the request of the Holder, the Company shall no later than three (3) Business Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. Notwithstanding the foregoing, except in the case where an exercise of this Warrant is validly made pursuant to a Cashless Exercise), the Company’s failure to deliver Warrant Shares to the Holder on or prior to the later of ((i) three (3) Trading Days after receipt of the applicable Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Warrant Shares initiated on the applicable Exercise Date) and (ii) one (1) Trading Day after the Company’s receipt of the Aggregate Exercise Price (or valid notice of a Cashless Exercise (such later date, the “Share Delivery Deadline”) shall not be deemed to be a breach of this Warrant. From the Issuance Date through and including the Expiration Date, the Company shall maintain a transfer agent that participates in the DTC’s Fast Automated Securities Transfer Program. [INSERT IN SERIES B WARRANTS: Notwithstanding any provision of this Warrant to the contrary, no more than the Maximum Eligibility Number of Warrant Shares shall be exercisable hereunder.]

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(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means [INSERT IN SERIES A WARRANT ONLY: means, as of any given Exercise Date, the lesser of (x) the Fixed Exercise Price and (y) the Variable Exercise Price in effect as of such Exercise Date] [INSERT IN SERIES B WARRANT ONLY: $0.01, subject to adjustment as provided herein.

(c) Company’s Failure to Timely Deliver Securities. If the Company shall fail, for any reason or for no reason, on or prior to the Share Delivery Deadline, either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or the applicable Warrant Shares are not Unrestricted Warrant Shares, to issue and deliver to the Holder (or its designee) a certificate for the number of Warrant Shares to which the Holder is entitled and register such Warrant Shares on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise of this Warrant (as the case may be) or (II) if a Registration Statement covering the resale of the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares and the Company fails to, as required pursuant to the Registration Rights Agreement, (x) so notify the Holder and (y) deliver the Warrant Shares electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, a “Delivery Failure”), and if on or after such Share Delivery Deadline the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of all or any portion of the number of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then, in addition to all other remedies available to the Holder, the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) (and to issue such Warrant Shares) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such Warrant Shares or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Warrant Shares multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Exercise Notice and ending on the date of such issuance and payment under this clause (ii) (the “Buy-In Payment

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Amount”). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of this Warrant as required pursuant to the terms hereof.

(d) Cashless Exercise. Notwithstanding anything contained herein to the contrary (other than Section 1(f) below), if at the time of exercise hereof a Registration Statement (as defined in the Registration Rights Agreement) is not effective (or the prospectus contained therein is not available for use) for the resale by the Holder of all of the Warrant Shares or if at the time of exercise both the Adjustment Time has occurred and an Exchange Cap Event (as defined below) exists with respect to such exercise), then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of Warrant Shares determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

                                     D

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B = the quotient of (x) the sum of the VWAP of the Common Stock of each of the ten (10) Trading Days ending at the close of business on the Principal Market immediately prior to the time of exercise as set forth in the applicable Exercise Notice, divided by (y) ten (10).

C = [INSERT IN SERIES A WARRANT ONLY: the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.][INSERT IN SERIES B WARRANT ONLY: the Nominal Remaining Exercise Price.]

D = the VWAP of the Common Stock at the close of business on the Principal Market on the date of the delivery of the applicable Exercise Notice.

For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the Subscription Date, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement.

(e) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 13.

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(f) Limitations on Exercises.

(i) Limitations on Beneficial Ownership. The Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including other SPA Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f)(i). For purposes of this Section 1(f)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be acquired pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was

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reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of SPA Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f)(i) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

(ii) Principal Market Regulation. The Company shall not issue any shares of Common Stock upon the exercise of this Warrant if the issuance of such shares of Common Stock (taken together with the issuance of the Warrant Shares issuable upon the exercise of the SPA Warrants) would exceed the aggregate number of shares of Common Stock which the Company may issue upon exercise or conversion (as the case may be) of the SPA Warrants without breaching the Company’s obligations under the rules or regulations of the Principal Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount (and in the case of a written consent in lieu of a stockholders meeting, after the Company has sent an information statement under the 1934 Act and the waiting period under the 1934 Act for the consent to be effective has expired) or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder or (C) obtains a waiver from the Principal Market of the applicable rules of such Principal

25

Market for the issuance of shares of Common Stock in excess of such amount. While such limitation applies, no Buyer shall be issued in the aggregate, upon exercise of any of the SPA Warrants, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap as of the Issuance Date multiplied by (ii) the quotient of (1) aggregate number of Stockholder Common Shares (as defined in the Securities Purchase Agreement) sold to such Buyer pursuant to the Securities Purchase Agreement on the Closing Date (as defined in the Securities Purchase Agreement) divided by (2) aggregate number of Stockholder Common Shares issued to the Buyers pursuant to the Securities Purchase Agreement on the Closing Date (with respect to each Buyer, the “Exchange Cap Allocation”). In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s SPA Warrants, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation with respect to such portion of such SPA Warrants so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon exercise in full of a holder’s SPA Warrants, the difference (if any) between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder upon such holder’s exercise in full of such SPA Warrants shall be allocated to the respective Exchange Cap Allocations of the remaining holders of SPA Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the SPA Warrants then held by each such holder. At any time after the Adjustment Time, in the event that the Company is prohibited from issuing any shares of Common Stock pursuant to this Section 1(f)(ii) (the “Exchange Cap Shares,” and such occurrence, an “Exchange Cap Event”), in lieu of issuing and delivering such Exchange Cap Shares to the Holder, the Company shall pay cash to the Holder in exchange for the cancellation of such portion of this Warrant exercisable into such Exchange Cap Shares at a price equal to the sum of (x) the product of (A) such number of Exchange Cap Shares and (B) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Exchange Cap Shares to the Company and ending on the date immediately preceding the date of such payment under this Section 1(f)(ii) and (y) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Exchange Cap Shares, any Buy-In Payment Amount, brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith.

(g) Reservation of Shares.

(i) Required Reserve Amount. So long as this Warrant remains outstanding, the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock at least equal to the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock under the SPA Warrants then outstanding [INSERT IN SERIES A WARRANTS ONLY: (without regard to any limitations on exercise)] [INSERT IN SERIES B WARRANTS ONLY:(without regard to any limitations on exercise and assuming an Adjustment Time as of such time of determination)] (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 1(g)(i) be reduced other than proportionally in

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connection with any exercise or redemption of SPA Warrants or such other event covered by Section 2(a) below. The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the holders of the SPA Warrants based on number of shares of Common Stock issuable upon exercise of Series A SPA Warrants held by each holder on the Closing Date (without regard to any limitations on exercise) or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s SPA Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any SPA Warrants shall be allocated to the remaining holders of SPA Warrants, pro rata based on the number of shares of Common Stock issuable upon exercise of the SPA Warrants then held by such holders (without regard to any limitations on exercise).

(ii) Insufficient Authorized Shares. If, notwithstanding Section 1(g)(i) above, and not in limitation thereof, at any time while any of the SPA Warrants remain outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the SPA Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. In the event that the Company is prohibited from issuing shares of Common Stock upon an exercise of this Warrant due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash in exchange for the cancellation of such portion of this Warrant exercisable into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section 1(f)(i); and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any Buy-In Payment Amount, brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith. Nothing contained in this Section 1(g)(ii) shall limit any obligations of the Company under any provision of the Securities Purchase Agreement.

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2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a) Stock Dividends and Splits. Without limiting any provision of Section 3 or Section 4, if the Company, at any time on or after the Subscription Date, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event. [INSERT IN SERIES B WARRANTS ONLY: Notwithstanding the foregoing, in no event shall the Exercise Price be less than the Nominal Remaining Exercise Price.]

(b) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 2, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein). [INSERT IN SERIES B WARRANTS ONLY: At the Adjustment Time (without giving effect to any Exercise Notices delivered to the Company on or prior to the Adjustment Time), the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased as necessary, so that as of the Adjustment Time the number of Warrant Shares that may be purchased upon exercise of this Warrant shall equal the sum of the Base Share Amount and the Adjustment Share Amount.]

(c) Calculations. All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issuance or sale of Common Stock.

(d) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant, with the prior written consent of the Required Holders (as defined in the Securities Purchase Agreement), reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

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3. RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to the extent of any such excess) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as

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a result of such Purchase Right (and beneficial ownership) to the extent of any such excess) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity (if the Successor Entity is not the Company) assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents (as defined in the Securities Purchase Agreement) in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Warrant a security of such Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each Fundamental Transaction, the Successor Entity (if the Successor Entity is not the Company) shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity (if the Successor Entity is not the Company) shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. Notwithstanding the foregoing, and without limiting Section 1(f) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit the Fundamental Transaction without the assumption of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which

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holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will upon the closing of such Fundamental Transaction have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder. Notwithstanding the foregoing, upon any Going Private Transaction, each Holder will receive at the consummation thereof the greater of (x) the Black-Scholes Value and (y) the consideration it would have received had it exercised this Warrant and received Common Stock in full (without regard to any limitations on exercise set forth herein) immediately prior to such consummation.

(c) Black Scholes Value. Notwithstanding the foregoing and the provisions of Section 4(b) above, at the request of the Holder delivered at any time commencing on the earliest to occur of (x) the public disclosure of any Change of Control, (y) the consummation of any Change of Control and (z) the Holder first becoming aware of any Change of Control through the date that is sixty (60) days after the public disclosure of the consummation of such Change of Control by the Company pursuant to a Current Report on Form 8-K filed with the SEC, the Company or the Successor Entity (as the case may be) shall purchase this Warrant from the Holder on the date of such request by paying to the Holder cash in an amount equal to the Black Scholes Value. Payment of such amounts shall be made by the Company (or at the Company’s direction) to the Holder on or prior to the later of (x) the second (2nd) Trading Day after the date of such request and (y) the date of consummation of such Change of Control. Notwithstanding the foregoing, payments made under this Section 4(c) shall not be duplicative of payments made under Section 4(b) above.

(d) Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation (as defined in the Securities Purchase Agreement), Bylaws (as defined in the Securities Purchase Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant,

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and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or

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Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional shares of Common Stock shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s), (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock or (B) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder, and (iii) at least ten (10) Trading Days prior to the consummation of any Fundamental Transaction or Going Private Transaction. The Company shall provide the Holder with prompt written notice of all other actions taken pursuant to this Warrant (other than the issuance of shares of Common Stock upon exercise in accordance with the terms hereof), including in reasonable detail a description of such action and the reason therefor. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its Subsidiaries, the Company shall simultaneously file such notice with the SEC (as defined in the Securities Purchase Agreement) pursuant to a Current Report on Form 8-K. If the Company or any of its Subsidiaries provides material non-public information to the Holder that is not simultaneously filed in a Current Report on Form 8-K and the Holder has not agreed to receive such material non-public information, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to any of the foregoing not to trade on the basis of, such material non-public information. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

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9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(f)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

10. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

11. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company and the Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company or the Holder at the address set forth in Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVE ANY RIGHT THAT THE COMPANY OR THE HOLDER MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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12. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date (as defined in the Securities Purchase Agreement) in such other Transaction Documents unless otherwise consented to in writing by the Holder.

13. DISPUTE RESOLUTION.

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to the Exercise Price, the Closing Sale Price, Black Scholes Value or fair market value or the arithmetic calculation of the number of Warrant Shares (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via facsimile (A) if by the Company, within five (5) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Exercise Price, such Closing Sale Price, such Black Scholes Value or such fair market value or such arithmetic calculation of the number of Warrant Shares (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii) The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 13 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

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(iii) The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 13 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under the rules then in effect under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that the Holder is authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 13, (ii) the terms of this Warrant and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Warrant and any other applicable Transaction Documents and (iv) nothing in this Section 13 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 13).

14. REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

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15. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Warrant is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the holder otherwise takes action to collect amounts due under this Warrant or to enforce the provisions of this Warrant or (b) there occurs any bankruptcy, reorganization, receivership of the company or other proceedings affecting company creditors’ rights and involving a claim under this Warrant, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

16. TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by Section 2(g) of the Securities Purchase Agreement.

17. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(c) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT FOR SERIES B WARRANTS ONLY: “Adjustment” shall have the meaning as set forth in the definition of “Maximum Eligibility Number” below.]

(d) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT FOR SERIES B WARRANTS ONLY: “Adjustment Share Amount” equals the greater of (I) zero and (II) the difference of (i) the quotient of (x) the Stockholder Purchase Price (as defined in the Securities Purchase Agreement) divided by (y) 90% of the lowest Market Price during the period commencing on February 1, 2016 through and including the Adjustment Time, less (ii) the number of Stockholder Common Shares previously sold to the Holder pursuant to the Securities Purchase Agreement.]

(e) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT FOR SERIES B WARRANTS ONLY: “Adjustment Time” means 9:00 AM, New York city time, on the tenth (10) Trading Day after the earlier to occur of (x) the later of (A) the initial Effective Date (as defined in the Registration Rights Agreement) and (B) the date of the filing with the SEC by the Company of its Annual Report on Form 10-K for the fiscal period ended December 31, 2015 and (y) such date whereafter all Registrable Securities (assuming the cashless exercise of any SPA Warrants) shall be eligible for sale without restriction under Rule 144 (as defined in the Securities Purchase Agreement).]

37

(f) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(g) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(h) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT FOR SERIES B WARRANTS ONLY: “Base Share Amount” shall have the meaning as set forth in the definition of “Maximum Eligibility Number” below.]

(i) “Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request pursuant to Section 4(c), which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (1) the highest Closing Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the announcement of the applicable Change of Control (or the consummation of the applicable Change of Control, if earlier) and ending on the Trading Day of the Holder’s request pursuant to Section 4(c) and (2) the sum of the price per share being offered in cash in the applicable Change of Control (if any) plus the value of the non-cash consideration being offered in the applicable Change of Control (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request pursuant to Section 4(c), (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the date of the Holder’s request pursuant to Section 4(c) and (2) the remaining term of this Warrant as of the date of consummation of the applicable Change of Control or as of the date of the Holder’s request pursuant to Section 4(c) if such request is prior to the date of the consummation of the applicable Change of Control, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 50% and the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Change of Control, (B) the consummation of the applicable Change of Control and (C) the date on which the Holder first became aware of the applicable Change of Control.

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(j) “Bloomberg” means Bloomberg, L.P.

(k) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(l) “Change of Control” means (x) any Fundamental Transaction other than (i) any merger of the Company or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, or (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or any of its Subsidiaries or (y) the occurrence of any going private transaction of the Company or any other event which results in the Common Stock of the Company to cease to be registered under the 1934 Act; provided, that solely with respect to clause (x) above, a Change of Control shall not be deemed to have occurred if the Stockholder (as defined in the Securities Purchase Agreement) and its Affiliates as of the Issuance Date (or any bona fide trust or estate planning vehicle for the benefit of the stockholder or his immediate family) beneficially owns or acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

(m) “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(n) “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

39

(o) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(p) “Eligible Market” means The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the OTCQB or the Principal Market.

(q) “Expiration Date” means the date that is December 31, 2020 or, if such date falls on a day other than a Trading Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(r) [INSERT IN SERIES A WARRANT ONLY: “Fixed Exercise Price” means $10.00 subject to adjustment as provided herein.] [INSERT IN SERIES B WARRANT ONLY: [Intentionally Omitted]]

(s) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its subsidiaries to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business

40

combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(t) “Going Private Transaction” means a transaction in which the Company merges or consolidates with another Subject Entity that does not have a class of common equity registered pursuant to the 1934 Act and the holders of Common Stock receive cash in lieu of their shares.

(u) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(v) [INSERT IN SERIES A WARRANT ONLY: “Market Price” means with respect to a particular date of determination, the lower of (i) the VWAP of the Common Stock on the Trading Day immediately prior to the applicable date of determination and (ii) the price which shall be computed as the quotient of (I) the sum of the VWAP of the Common Stock of each Trading Day during the ten (10) consecutive Trading Day period ending and including the Trading Day immediately prior to the applicable date of determination, divided by (II) ten (10). All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any such measuring period.]

[INSERT IN SERIES B WARRANT ONLY: “Market Price” means with respect to a particular date of determination, the price which shall be computed as the quotient of (I) the sum of the VWAP of the Common Stock of each Trading Day during the ten (10) consecutive Trading Day period ending and including the Trading Day immediately prior to the applicable date of determination, divided by (II) ten (10). All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any such measuring period.]

(w) [INSERT IN SERIES A WARRANT ONLY: [Intentionally Omitted]] [INSERT IN SERIES B WARRANTS: “Maximum Eligibility Number” means initially zero (0) (the “Base Share Amount”) and shall be increased (such increase, an “Adjustment”) at the Adjustment Time by such number of shares of Common Stock equal to the Adjustment Share Amount.]

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(x) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(y) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(aa) “Principal Market” means The New York Stock Exchange.

(bb) “Registration Rights Agreement” means that certain registration rights agreement, dated as of the Closing Date, by and among the Company and the Buyers relating to, among other things, the registration of the resale of the Common Stock sold to the Buyers pursuant to the Securities Purchase Agreement and issuable upon exercise of the SPA Warrants, as may be amended from time to time.

(cc) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(dd) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(ee) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(ff) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price or trading volume determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

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(gg) [INSERT IN SERIES A WARRANT ONLY: “Variable Exercise Price” means, as of any Exercise Date, 85% of the Market Price on such Exercise Date (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or similar events occurring on such Exercise Date).][INSERT IN SERIES B WARRANT ONLY: [Intentionally Omitted]]

(hh) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

PATRIOT NATIONAL, INC.

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT TO PURCHASE COMMON STOCK

PATRIOT NATIONAL, INC.

The undersigned holder hereby elects to exercise the Warrant to Purchase Common Stock No.                      (the “Warrant”) of Patriot National, Inc., a Delaware corporation (the “Company”) as specified below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Aggregate Exercise Price shall be made as:

☐	a “Cash Exercise” with respect to Warrant Shares; and/or

☐	a “Cashless Exercise” with respect to Warrant Shares.

In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder hereby represents and warrants that this Exercise Notice was executed by the Holder at                      [a.m.][p.m.] on the date set forth below.

2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the Aggregate Exercise Price in the sum of $                                     to the Company in accordance with the terms of the Warrant.

3. Maximum Percentage Representation. This Exercise Notice shall constitute a representation by the Holder that after giving effect to the exercise provided for in this Exercise Notice, such Holder (together with the other Attribution Parties) will not have beneficial ownership (together with the other Attribution Parties) of a number of shares of Common Stock which exceeds the Maximum Percentage (as defined in the Warrant) of the total outstanding shares of Common Stock of the Company as determined pursuant to the provisions of Section 1(f)(i) of the Warrant.

4. Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below,                      shares of Common Stock in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, as follows:

☐	Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐	Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

Date:                          ,

_______________________

Name of Registered Holder

By:
Name:
Title:

Tax ID:

Facsimile:

E-mail Address:

EXHIBIT B

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs                              to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated                     , 201    , from the Company and acknowledged and agreed to by                                 .

PATRIOT NATIONAL, INC.

By:
Name:
Title:

EXHIBIT C

VOTING AGREEMENT

VOTING AGREEMENT, dated as of December [    ], 2015 (this “Agreement”), by and between Patriot National, Inc., a Delaware corporation with offices located at 401 East Las Olas Boulevard, Suite 1650, Fort Lauderdale, Florida 33301 (the “Company”) and Steven M. Mariano (the “Stockholder”).

WHEREAS, the Company, the Stockholder and certain investors (each, an “Investor”, and collectively, the “Investors”) have entered into a Securities Purchase Agreement, dated as of December 13, 2015 (as amended by the Exchange Agreements (as defined below), the “Securities Purchase Agreement”), pursuant to which, among other things, the Company has agreed to issue and sell to the Investors and the Investors have, severally but not jointly, agreed to purchase (i) certain shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and (ii) certain warrants (the “Warrants”), which will be exercisable to purchase shares of Common Stock (as exercised collectively, the “Warrant Shares”);

WHEREAS, the Company, the Stockholder and each of the Investors have entered into several Rescission and Exchange Agreements dated as of December [     ], 2015, pursuant to which, among other things, the Investors shall agree to rescind the sale of certain of the shares of Common Stock sold to such Investors pursuant to the Securities Purchase Agreement (collectively, the “Exchange Agreements”);

WHEREAS, as of the date hereof, the Stockholder and its affiliates owns shares of Common Stock, which represent approximately [    %] of the total issued and outstanding Common Stock and voting power of the Company; and

WHEREAS, as a condition to the willingness of each Investor to enter into an Exchange Agreement and to consummate the transactions contemplated thereby (the “Transaction”), the Investors have required that the Stockholder agree, and in order to induce each Investor to enter into an Exchange Agreement, the Stockholder has agreed, to enter into this Agreement with respect to all the Common Stock now owned and which may hereafter be acquired by the Stockholder and any other securities of the Company (the “Other Securities”), if any, which Stockholder is currently entitled to vote, or after the date hereof becomes entitled to vote, at any meeting of the Stockholders of the Company.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

VOTING AGREEMENT OF THE STOCKHOLDER

SECTION 1.01. Voting Agreement. Subject to the last sentence of this Section 1.01, the Stockholder hereby agrees that at any meeting of the Stockholders of the Company, however called, and in any action by written consent of the Company’s Stockholders, the Stockholder shall vote the Common Stock and the Other Securities, which Stockholder is currently entitled to vote, or after the date hereof becomes entitled to vote, at any meeting of the Stockholders of the Company in favor of the Stockholder Approval (as defined in the Exchange Agreement) as described the Exchange Agreement. The Stockholder acknowledges receipt and review of a copy of the Securities Purchase Agreement and the other Transaction Documents.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder hereby represents and warrants to the Company as follows:

SECTION 2.01. Authority Relative to this Agreement. The Stockholder has all requisite power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to, or affecting generally, the enforcement of creditors’ and other obligees’ rights and (b) where the remedy of specific performance or other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceeding may be brought.

SECTION 2.02. No Conflict. (a) The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not, (i) conflict with or violate any federal, state or local law, statute, ordinance, rule, regulation, order, judgment or decree applicable to the Stockholder or by which the Common Stock or the Other Securities owned by the Stockholder are bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Common Stock or the Other Securities owned by the Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Common Stock or Other Securities owned by the Stockholder is bound.

(b) The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity by the Stockholder.

SECTION 2.03. Title to the Stock. As of the date hereof, the Stockholder and/or its affiliates is the owner of [            ] shares of Common Stock. Such shares of Common Stock are all the securities of the Company owned, either of record or beneficially, by the Stockholder and its affiliates. Such Common Stock is owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, charges or other encumbrance of any nature whatsoever. The Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Common Stock or Other Securities owned by the Stockholder.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01. Further Assurances. The Stockholder shall execute and deliver such further documents and instruments and take all further action as may be reasonably necessary in order to consummate the transactions contemplated hereby.

SECTION 4.02. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that any Investor (without being joined by any other Investor) shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. Any Investor shall be entitled to its reasonable attorneys’ fees in any action brought to enforce this Agreement in which it is the prevailing party.

SECTION 4.03. Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Stockholder (other than the Securities Purchase Agreement and the other Transaction Documents) with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Company and the Stockholder with respect to the subject matter hereof.

SECTION 4.04. Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

SECTION 4.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

SECTION 4.06. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The parties consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to any of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the party being served at its address set forth on the signature ages to this Agreement (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. Each of the Company and the Shareholder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

SECTION 4.07. Termination. This Agreement shall automatically terminate immediately following the occurrence of the Stockholder Approval.

[The remainder of the page is intentionally left blank]

IN WITNESS WHEREOF, the Stockholder and the Company have duly executed this Voting Agreement as of the date first written above.

THE COMPANY: PATRIOT NATIONAL, INC.

By:
Name:
Title:

Address:	401 East Las Olas Boulevard
Suite 1650
Fort Lauderdale, Florida 33301

STOCKHOLDER:

STEVEN M. MARIANO Address: